FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       AMENDMENT TO APPLICATION OR REPORT

                  Filedpursuant  to Section  12, 13, or 15(d) of THE  SECURITIES
                       EXCHANGE ACT OF 1934


                            Associated Technologies
               (Exact name of registrant as specified in charter)

                                  33-55254-45
                              (Commission File No.)


                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated June 28, 1996 as set forth in the pages attached hereto:

     Audited financial statements as of June 30, 1995, 1994 and 1993 for Ogenic Technologies Pty Ltd.

     Pro forma information as of December 31, 1995 and June 30, 1995, 1994 and 1993

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          Associated Technologies
                                               (Registrant)




                       By      /s/ Neil Alan Green
                                        Neil Alan Green, President



Date             September 11, 1996

                                    CONTENTS


                                                                      PAGE

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS.................       F-1
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS
     OF OPERATIONS..............................................       F-4
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
     FINANCIAL STATEMENTS.......................................       F-5
AUDITED FINANCIAL STATEMENTS OF OGENIC
     TECHNOLOGIES PTY LTD.......................................       F-6

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A Development Stage Company)

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                December 31, 1995
                                   (unaudited)

                                                                                                               Pro Forma
                                                                  Associated         Ogenic          Adjustments       Balances
ASSETS

CURRENT ASSETS
     Cash                                                      $             0   $        82,174  $              0  $        82,174
     Accounts receivable                                                     0           171,965                 0          171,965
     Inventories                                                             0           262,174                 0          262,174
     Prepaid expenses                                                        0             9,422                 0            9,422
                                        TOTAL CURRENT ASSETS                 0           525,735                 0          525,735

PROPERTY, PLANT, AND EQUIPMENT
     Building                                                                0           236,107                 0          236,107
     Equipment                                                               0           413,936                 0          413,936
     Land                                                                    0           395,000                 0          395,000
     Accumulated depreciation and amortization                               0          (317,888)                0         (317,888)
                          NET PROPERTY, PLANT, AND EQUIPMENT                 0           727,155                 0          727,155

OTHER ASSETS
     Investment                                                              0               150                 0              150
     Licensed technology                                                     0                 0         3,406,078        3,406,078
     Loans - related parties                                                 0            23,700                 0           23,700
                                                                             0            23,850         3,406,078        3,429,928

                                                               $             0   $     1,276,740  $      3,406,078  $     4,682,818

LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                          $             0   $       551,313  $              0  $       551,313
     Loans payable                                                           0           114,851                 0          114,851
     Accrued expenses                                                        0           489,422                 0          489,422
     Bank overdraft                                                          0           688,177                 0          688,177
                                   TOTAL CURRENT LIABILITIES                 0         1,843,763                 0        1,843,763

LONG-TERM LIABILITIES
     Loan - related party                                                    0         3,133,998                 0        3,133,998
                                                                             0         3,133,998                 0        3,133,998
                                           TOTAL LIABILITIES                 0         4,977,761                 0        4,977,761

SHAREHOLDERS' EQUITY Common stock par value $.001:
       25,000,000 shares authorized; 1,000,000
        shares issued                                                    1,000         3,311,573        (3,311,493)           1,080
     Additional paid-in capital                                              0            94,505         6,717,571        6,812,076
     (Deficit) accumulated during development stage                     (1,000)       (7,107,099)                0       (7,108,099)
                                        TOTAL SHAREHOLDERS'
                                            EQUITY (DEFICIT)                 0        (3,701,021)        3,406,078         (294,943)

                                                               $             0   $     1,276,740  $      3,406,078  $     4,682,818


See Notes to the Pro Forma Consolidated Financial Statements.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A Development Stage Company)

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1995
                                   (unaudited)

                                                                                                               Pro Forma
                                                                  Associated         Ogenic          Adjustments       Balances
ASSETS

CURRENT ASSETS
     Cash                                                      $             0   $        44,984  $              0  $        44,984
     Accounts receivable                                                     0           231,837                 0          231,837
     Inventories                                                             0           358,665                 0          358,665
     Prepaid expenses                                                        0             7,449                 0            7,449
                                        TOTAL CURRENT ASSETS                 0           642,935                 0          642,935

PROPERTY, PLANT, AND EQUIPMENT
     Building                                                                0           212,945                 0          212,945
     Equipment                                                               0           402,530                 0          402,530
     Land                                                                    0           406,125                 0          406,125
     Accumulated depreciation and amortization                               0          (273,321)                0         (273,321)
                          NET PROPERTY, PLANT, AND EQUIPMENT                 0           748,279                 0          748,279

OTHER ASSETS
     Licensed technology                                                     0                 0         3,406,078        3,406,078
                                                                             0                 0         3,406,078        3,406,078

                                                               $             0   $     1,391,214  $      3,406,078  $     4,797,292

LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                          $             0   $       478,291  $              0  $       478,291
     Loans payable                                                           0           101,123                 0          101,123
     Accrued expenses                                                        0           383,319                 0          383,319
     Bank overdraft                                                          0           588,110                 0          588,110
     Deferred income                                                         0           535,466                 0          535,466
                                   TOTAL CURRENT LIABILITIES                 0         2,086,309                 0        2,086,309

LONG-TERM LIABILITIES
     Loan - related party                                                    0         2,718,221                 0        2,718,221
                                                                             0         2,718,221                 0        2,718,221
                                           TOTAL LIABILITIES                 0         4,804,530                 0        4,804,530

     Minority interest deficit                                               0           (15,248)           15,248                0

SHAREHOLDERS' EQUITY Common stock par value $.001:
       25,000,000 shares authorized; 1,000,000
        shares issued                                                    1,000         2,986,702        (2,986,622)           1,080
     Additional paid-in capital                                              0           135,109         6,377,452        6,512,561
     (Deficit) accumulated during development stage                     (1,000)       (6,519,879)                0       (6,520,879)
                                        TOTAL SHAREHOLDERS'
                                            EQUITY (DEFICIT)                 0        (3,398,068)        3,390,830           (7,238)

                                                               $             0   $     1,391,214  $      3,406,078  $     4,797,292


See Notes to the Pro Forma Consolidated Financial Statements.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A Development Stage Company)

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1994
                                   (unaudited)

                                                                                                               Pro Forma
                                                               Associated            Ogenic          Adjustments       Balances
ASSETS

CURRENT ASSETS
     Cash                                                      $             0   $     1,092,229  $              0  $     1,092,229
     Accounts receivable                                                     0           292,686                 0          292,686
     Inventories                                                             0           579,243                 0          579,243
     Prepaid expenses                                                        0            10,910                 0           10,910
                                        TOTAL CURRENT ASSETS                 0         1,975,068                 0        1,975,068

PROPERTY, PLANT, AND EQUIPMENT
     Building                                                                0           260,710                 0          260,710
     Equipment                                                               0           765,261                 0          765,261
     Land                                                                    0           413,535                 0          413,535
     Accumulated depreciation and amortization                               0          (459,608)                0         (459,608)
                          NET PROPERTY, PLANT, AND EQUIPMENT                 0           979,898                 0          979,898

OTHER ASSETS
     Investments                                                             0                72                 0               72
     Research and development                                                0           499,993                 0          499,993
     Licensed technology                                                     0                 0         3,406,078        3,406,078
     Loans - related parties                                                 0                75                 0               75
                                                                             0           500,140         3,406,078        3,906,218

                                                               $             0   $     3,455,106  $      3,406,078  $     6,861,184

LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                          $             0   $       180,063  $              0  $       180,063
     Loans payable                                                           0            49,388                 0           49,388
     Accrued expenses                                                        0           316,356                 0          316,356
     Deferred income                                                         0           136,886                 0          136,886
                                   TOTAL CURRENT LIABILITIES                 0           682,693                 0          682,693

LONG-TERM LIABILITIES
     Loans payable                                                           0           383,417                 0          383,417
     Loan - related party                                                    0         2,408,468                 0        2,408,468
                                                                             0         2,791,885                 0        2,791,885
                                           TOTAL LIABILITIES                 0         3,474,578                 0        3,474,578

     Minority interest deficit                                               0           (13,616)           13,616                0

SHAREHOLDERS' EQUITY Common stock par value $.001:
       25,000,000 shares authorized; 1,000,000
        shares issued                                                    1,000         3,041,197        (3,041,117)           1,080
     Additional paid-in capital                                              0           137,575         6,433,579        6,571,154
     (Deficit) accumulated during development stage                     (1,000)       (3,184,628)                0       (3,185,628)
                                        TOTAL SHAREHOLDERS'
                                            EQUITY (DEFICIT)                 0            (5,856)        3,392,462        3,386,606

                                                               $             0   $     3,455,106  $      3,406,078  $     6,861,184


See Notes to the Pro Forma Consolidated Financial Statements.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A Development Stage Company)

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                                                                 Year Ended June 30,
                                                                                      1995              1994             1993

Operating Revenue                                                                $     2,944,474  $      1,699,537  $     2,418,619

Cost of Sales                                                                          4,256,847         1,721,557        2,044,804

                                                          GROSS PROFIT (LOSS)         (1,312,373)          (22,020)         373,815

General and Administrative expenses                                                      342,753           (36,223)         169,154

Income (Loss) before other items                                                      (1,655,126)           14,203          204,661

Other Items:
    Bad debt - subsidiary and write off investment                                      (187,869)       (3,125,781)               0
    Loss on disposal of fixed assets                                                    (170,505)                0                0
    Decline in value of land and buildings                                              (242,122)                0                0
    Research and design costs                                                         (1,138,653)                0                0
    Goodwill and other                                                                         0          (507,258)               0
                                                                                      (1,739,149)       (3,633,039)               0

                                            INCOME (LOSS) BEFORE INCOME TAXES         (3,394,275)       (3,618,836)         204,661

PROVISION FOR INCOME TAXES                                                                     0           224,452           41,092

                                                            NET INCOME (LOSS)    $    (3,394,275) $     (3,843,288) $       163,569

INCOME (LOSS) PER COMMON SHARE
    Net income (loss) per weighted average common share
      outstanding - ordinary                                                     $         (1.53) $           (.20) $           .15

    Net income (loss) per weighted average common share
      outstanding - other                                                                  (1.61)            (3.36)             .00

    Net income (loss) per weighted average common share
      outstanding                                                                $         (3.14) $          (3.56) $           .15

Weighted average number of common shares outstanding                                   1,080,000         1,080,000        1,080,000


     These periods reflect the operations of Ogenic, as the Company had no operations during these periods.


See Notes to the Pro Forma Consolidated Financial Statements.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A Development Stage Company)

              NOTES TO PRO FORMA CONSOLIDATED  FINANCIAL STATEMENTS December 31,
               1995 and June 30, 1995, 1994, and 1993
                                   (unaudited)

NOTE 1:   SUMMARY OF TRANSACTION

          Effective June 28, 1996, Associated Technologies issued 80,000 shares of its restricted common stock to acquire Ogenic Technologies Pty Ltd as a wholly-owned subsidiary in a transaction accounted for as a purchase.

NOTE 2:   MANAGEMENT'S ASSUMPTIONS

          The pro forma consolidated balance sheets were prepared as it both of the entities were combined as of December 31, 1995 and June 30, 1995 and 1994. The pro forma consolidated statements of operations assume that the entities were together as of the beginning of each period presented.

NOTE 3:   FOREIGN CURRENCY EXCHANGE

          The pro forma consolidated balance sheets and statements of operations have been prepared in U.S. dollars, using the published rate of exchange ($.79) at December 31, 1995, ($.7125) at June 30, 1995,
          ($.7255) at June 30, 1994 and ($.6665) at June 30, 1993.

AUDITED FINANCIAL STATEMENTS OF OGENIC TECHNOLOGIES PTY LIMITED

The following audited financial statements of Ogenic Technologies Pty Ltd were prepared by Byfields, Certified Practising Accountants, South Perth Australia for June 30, 1994 and June 30, 1993 and by Stanton Partners, West Perth Australia for December 31, 1995 and June 30, 1995.

                           OGENIC TECHNOLOGIES PTY LTD
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)
                             AND CONTROLLED ENTITIES


                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                                  30 JUNE 1995

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                                DIRECTORS' REPORT


In respect of the financial year ended 30 June 1995 the Directors of Ogenic Technologies Pty Limited submit the following report made out in accordance with a resolution of the Directors.

1.     Directors

     The following persons hold office as Directors at the date of this report:

       D F G Graham
       P A Rengel

       Changes to Directors during the year were as follows:

       A.D.B. Graham          Removed 14 December 1994
       D.F.G. Graham          Removed 14 December 1994 / Appointed 6 April 1995
       G.L. Kelly             Removed 6 April 1995
       P.N. Nicholls          Removed 6 April 1995
       C. Papadopoulos        Removed 6 April 1995
       P.A. Rengel            Appointed 6 April 1995
       S Derrick              Appointed 6 April 1995 / Resigned 17 May 1995

2.     Principal Activities

          The principal activities of the company during the year were the manufacture of electronic broadcasting equipment and precision sheet metal products.

3.     Trading Results

          The operating loss for the year after allowing for an income tax expense of $ NIL (1994 $309,376) was $5,143,938 (1994 loss $4,941,798) with a consolidated result of $(4,761,142).

4.     Dividends

          No dividend has been paid or declared since the previous year's report and the Directors do not recommend the declaration of a dividend.

5.     Review of Operations

          On the 29th May 1995 the Directors resolved to place the company into voluntary administration as it was unable to pay its debts as and when they fell due. Mr George Lopez of Ernst & Young was appointed Administrator.

          On 31st October 1995 at meeting of creditors of the company a resolution was passed to give effect to a Deed of Company Arrangement providing for the payment (in accordance with Section 556 of the Corporations Law) to creditors as follows:

     Secured Creditors                    in full

     Admitted claims ranking in priority
     pursuant to Section 556(1)(e)(g)     in full

     Admitted claims ranking in priority
     pursuant to Section 556(1)(h)        10c in the dollar or 30c in the dollar
                                          in the form of shares in Nighthawk
                                          Capital Inc

     Ordinary Unsecured Admitted Claims 10c in the dollar or 25c in the dollar in the form of shares in Nighthawk Capital Inc

                              Ref: otpl0695 Page 1

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)



6.     Likely Developments

          At the date of this report negotiations have been completed for the sale of the company to a US publicly listed company and interim funding is being provided by a Sydney based merchant bank. The Company is expected to settle with creditors under the terms of the Deed of Company Arrangement in March 1996.

7.     Directors Benefits

          During the year the economic entity retained the services of Priestley & Morris, Chartered Accountants, a firm in which P A Rengel has an interest and Wojtowicz Kelly, Solicitors a firm in which a former director, G L Kelly has a substantial interest.

          Other than this, since the end of the previous financial year, no Director of the company has received or become entitled to receive any benefit, other than a benefit included in the aggregate amount of emoluments received or due and receivable by the Directors shown in the accounts, or the fixed salary of a full time employee of the company or of a related corporation by reason of a contract made by the company or a related corporation with the Director or with a firm of which the Director is a member or with a company in which the director has a substantial financial interest.


Signed at Guildford this 11th day of September 96 in accordance with a resolution of the Directors.





  ../s/ P A Rengel.................          ../s/  D F Graham.................
  DIRECTOR                                   DIRECTOR
  P A RENGEL                                 D F GRAHAM



                              Ref: otpl0695 Page 2

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


STATEMENT BY DIRECTORS'

1.     In the opinion of the directors of Ogenic Technoliges Pty Ltd

          (a) the financial statements set out on pages 5 to 25 drawn up so as to give a true and fair view of the loss and cash flows for the finanical year ended 30 June 1995, and the state of affairs at 30 June 1995, of the Company and the economic entity;

          (b) the consolidated accounts have been made out in accordance with Divisions 4A and 4B of Part 3.6 of the Corporations Law; and

          (c) at the date of this statement, there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

2. The finanical statements have been made out in accordance with applicable Accounting Standards.




Dated at Perth this               day of                                  1996

Signed in accordance with a resolution of the directors:











 ./s/  P A Rengel..............          ./s/ D F Graham.......................
 DIRECTOR                                DIRECTOR
 P A RENGEL                              D F GRAHAM


                              Ref: otpl0695 Page 3

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                               PROFIT LOSS ACCOUNT
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                                Chief Entity                    Consolidated
                                            Notes             1995          1994             1995          1994
                                                                $             $                $             $

Operating revenue                               2       3,630,521     2,163,085        4,132,595     2,342,574


Operating profit/(loss) before                         (2,267,818)          676       (2,322,983)       19,577
abnormal items

Abnormal items before income tax                3      (2,876,120)   (4,633,098)      (2,440,912)   (5,007,635)
                                                         ---------     ---------        ---------     ---------

Operating (loss)/profit before income tax       4      (5,143,938)   (4,632,422)      (4,763,895)  (4,988,058)

Income tax (expense)/benefit attributable
to operating profit                             5                -     (309,376)                -     (309,376)
                                                         ---------     ---------        ---------     ---------

Operating profit/(loss) after income tax               (5,143,938)   (4,941,798)      (4,763,895)   (5,297,434)

Operating loss relating to outside
equity interest                                                  -             -           2,753          (944)
                                                         ---------     ---------        ---------     ---------

Operating profit/(loss) for members of the
Chief Entity                                           (5,143,938)   (4,941,798)      (4,761,142)   (5,298,378)

Retained profits/(accumulated losses) at
the beginning of the financial year                    (4,032,985)      908,873       (4,389,565)      908,813
                                                         ---------     ---------        ---------     ---------

Accumulated losses at the end of the
Financial Year                                         (9,176,923)   (4,032,985)      (9,150,707)   (4,389,565)




The accompanying notes form an integral part of these accounts.





                              Ref: otpl0695 Page 4

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                        BALANCE SHEET AS AT 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                    $                  $                  $                  $

Current Assets


Cash                                                    60,217          1,504,047             63,136          1,505,484
Receivables                               6            243,624            354,217            325,386            403,426
Inventories                               7            480,855            751,217            503,390            798,405
Other                                    10             10,455              7,675             10,455             15,038
                                                      ---------          ---------          ---------          ---------
Total Current Assets                                   795,151          2,617,156            902,367          2,722,353
                                                      ---------          ---------          ---------          ---------

Non Current Assets


Receivables                               6            50,000             485,312                  -                104
Investments                               8               190                 100                  -                 99
Property, plant and equipment             9         1,029,589           1,326,195          1,050,216          1,350,652
Other                                    10                 -             689,171                  -            689,171
                                                     ---------           ---------          ---------          ---------
Total Non Current Assets                            1,079,779           2,500,778          1,050,216          2,040,026
                                                     ---------           ---------          ---------          ---------


Total Assets                                       1,874,930          5,117,934           1,952,583          4,762,379
                                                     ========           ========            ========           ========
Current Liabilities


Creditors and borrowings             11            2,103,783            597,426           2,156,312            595,540
Provisions                           12                    -            135,099              20,309            156,778
Other                                13              751,531            188,679             751,531            188,679
                                                    ---------          ---------           ---------          ---------
Total Current Liabilities                          2,855,314            921,204           2,928,152            940,997
                                                    ---------          ---------           ---------          ---------

Non Current Liabilities


Creditors and Borrowings             11            3,815,047          3,848,223           3,815,047          3,848,223
                                                    ---------          ---------           ---------          ---------
Total Non Current Liabilities                      3,815,047          3,848,223           3,815,047          3,848,223
                                                    ---------          ---------           ---------          ---------


Total Liabilities                                  6,670,361          4,769,427           6,743,199          4,789,220
                                                     ========           ========            ========           ========

Net Assets/(Deficiency)                           (4,795,431)           348,507          (4,790,616)           (26,841)
                                                     ========           ========            ========           ========


                              Ref: otpl0695 Page 5

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                        BALANCE SHEET AS AT 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $

Shareholders' Equity


Share capital                    14                4,191,864          4,191,864           4,191,864          4,191,864
Reserves                         15                  189,628            189,628             189,628            189,628
Retained profits                                  (9,176,923)        (4,032,985)         (9,150,707)        (4,389,565)
                                                    ---------          ---------           ---------          ---------
Shareholders equity attributable to               (4,795,431)           348,507          (4,769,215)            (8,073)
members of chief equity
Outside equity interest in                                  -                  -            (21,401)           (18,768)
controlled entities               19
                                                    ---------          ---------           ---------          ---------


Total Shareholders Equity /                       (4,795,431)           348,507          (4,790,616)           (26,841)
(Deficiency) In Shareholders Funds
                                                    =========          =========           =========          =========



The accompanying notes form an integral part of these accounts


                              Ref: otpl0695 Page 6

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                             STATEMENT OF CASH FLOW
                        FOR THE YEAR ENDED 30TH JUNE 1995

                                                                   Chief Entity                         Consolidated

                                              Notes           1995               1994               1995                1994
                                                               $                  $                  $                   $


Cash Flow From Operating Activities

Receipts from customers                                        2,799,655          3,024,993          3,356,766           3,231,417
Proceeds from sale of non-current asset                           35,779              5,000             35,799               5,000
Payments received in advance                                     751,531            105,364            751,531             105,364
Other Receipts                                                   210,133             37,270            210,133               5,994
Payment to Suppliers                                          (4,703,458)        (2,392,617)        (5,255,752)         (2,581,673)
Net Cash flow From Operating               18(b)                (906,360)           780,010           (901,523)            766,102
Activities

Cash Flow From Investing Activities
Payments for Purchase of Plant &                                (535,704)          (208,583)          (539,060)           (208,583)
Equipment
Payments for Research & Development                             (867,962)          (689,171)          (867,962)           (689,171)
Payments for float & relocation                                          -         (324,821)                   -          (324,822)
expenses
Net Cash Flow from Investing                                  (1,403,666)        (1,222,575)        (1,407,022)         (1,222,576)
Activities

Cash Flow from Financing Activities

Proceeds from Inter-Company Loan                                 614,421          3,014,223            614,421           3,025,843
Payment of Commercial Bills                                     (500,000)          (194,525)          (500,000)           (194,525)
Payment of Other Loans                                          (134,007)                             (134,007)           (660,274)
Proceeds from Bank Loans                                         825,416           (660,274)           825,416
Bank Loans Received                                              129,569                               129,569
Payment of other Loans                                           (66,089)                              (66,089)                   -
Payment of Leases                                                 (3,114)           (37,002)             (3,114)           (37,002)
                                                                 866,196          2,122,422            866,196           2,134,042

Net Increase In Cash Held                                     (1,443,830)         1,679,857         (1,442,349)          1,677,568

Cash at Beginning of the Financial         18(a)               1,504,047           (175,810)         1,505,485            (172,084)
Year
Cash at End of the Financial Year          18(a)                  60,217          1,504,047             63,136           1,505,484



                              Ref: otpl0695 Page 7

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


1.     Statement of Accounting Policies

          The financial statements have been prepared in accordance with applicable accounting standards and the Corporations Law, including the disclosure requirements of Schedule 5 of the Corporations Regulations. The financial statements have also been prepared on the basis of historical costs and do not take into account changing money values or, except where stated, current valuations of non current assets. Cost is based on the fair values of the consideration given in exchange for assets. The accounting policies have been consistently applied, unless otherwise stated.

          The following is a summary of the significant accounting policies adopted by the economic entity in the preparation of financial statements.

       a)     Going Concern Basis

               At balance date the financial statements disclose a deficiency of net assets of $4,790,616. Despite this deficiency the accounts have been drawn up on the going concern basis because

          i) An undertaking has been received from the parent company that a loan of $3,815,047 will not be recalled in the foreseeable future.

          ii) At the conclusion of the Deed of Company Arrangement liabilities totaling approximately $779,343 will be written off.

          iii) Funding for working capital is to be provided by CIF Capital Ltd over the next twelve months up to a maximum of $1,500,000.

       b)     Principal of Consolidation

               The consolidated accounts comprise the accounts of Ogenic Technologies Pty Ltd and all of its controlled entities. A controlled entity is any entity controlled by Ogenic Technologies Pty Ltd where the company has the capacity to dominate the decision making. The controlled entities are summarised in Note 8 to the accounts.

               All inter-company balances and transactions between entities in the economic entity, including any unrealised profits or losses, have been eliminated on consolidation. Where controlled entities have entered the economic entity during the year, their operating results have been included from the date control was obtained.


                              Ref: otpl0695 Page 8

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


       c)     Goodwill on Consolidation

               Goodwill on consolidation is initially recorded at the amount by which the purchase price for a business or ownership interest in a controlled entity exceeds the fair value attributed to its net assets at the date of acquisition. The goodwill on consolidation of the only controlled entity, Printed Circuit Technologies Pty Ltd, has been written off in the current year.

       d)     Non Current Investments

               Investments  are  brought  to  account  at cost  or at  Directors valuation. The carrying amount of investments is reviewed annually by Directors to ensure it is not in excess of the recoverable amount of these investments. The recoverable amount is assessed from the investments current market value or the underlying net assets in the particular companies. The expected net cash flows from investments have not been discounted to their present value in determining the recoverable amounts.

               Dividends are brought to account in the Profit & Loss Account when received except for dividends from controlled entities which are brought to account when they are proposed by the controlled entity.

       e)     Property, Plant and Equipment

               Property, plant and equipment are brought to account at cost or at independent or Directors valuation, less, where applicable, any accumulated depreciation or amortisation. The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows which will be received from the assets employed and subsequent disposal. The expected net cash flows have not been discounted to their present values in determining recoverable amounts.

               The depreciable amount of all fixed assets including buildings and capitalised lease assets, but excluding freehold land, is depreciated over their useful lives commencing from the time the asset is held ready for use.

               The gain or loss on disposal of all fixed assets, including revalued assets, is determined as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in operating profit before income tax of the economic entity in the year of disposal. Any realised revaluation increment relating to the disposed asset which is included in the asset revaluation reserve is transferred to the asset realisation reserve.


                              Ref: otpl0695 Page 9

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995

       f)     Income Tax

               The economic entity adopts a liability method of tax effect accounting whereby the income tax expense shown in the Profit & Loss Account is based on the operating profit before income tax adjusted for permanent differences.

               Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income are brought to account either as provision for deferred income tax or an asset described as future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

               Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainly of realisation of the benefit. The amount of benefit brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income tax legislation and the anticipation that the economic entity will derive sufficient future assessable income and comply with the conditions of deductibility imposed by the Law to permit a future income tax benefit to be claimed.

       g)     Inventories

               With the exception of contract work in progress (Note 1 h) all inventories are valued at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on the basis of weighted average.

       h)     Construction Contracts

               All construction contracts which are on a fixed price basis are accounted for on the basis that profit is recognised in proportion to the progress of each contract when the following conditions are satisfied:

          -    Total contract revenues to be received can be reliably estimated.

          -    The costs to complete the contract can be reliably  estimated.

          - The stage of contract completion can be reliably determined and is at least 30% of the total contract;

          - The costs attributable to the contract to date can be clearly identified and can be compared with prior estimates.


                             Ref: otpl0695 Page 10

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


       i)     Foreign Currency

               Foreign currency transactions are translated into Australian currency at the rate of exchange at the date of the transaction. At balance date amounts payable to and by the company in foreign currencies have been translated to Australian currency at rates of exchange at balance date. Exchange differences relating to short term monetary items and long term monetary items of an indeterminate life are brought to account in the Profit & Loss Account when they arise.

       j)     Operating Revenue

               Sales revenue represents revenue earned from the sale of the group's products, net of returns, trade allowances and duties and taxes paid. Other revenue includes interest income, proceeds from disposal of non current assets and insurance recoveries.

       k)     Receivables

               A provision is raised for any doubtful debts based on a review of all outstanding amounts at year end. Bad debts are written off during the period in which they are identified.

       l)     Research & Development

               The policy adopted in 1994 was to capitalise research and development costs and to write these costs down over 5 years. Due to uncertainty in the current year, costs capitalised in prior years and current year expenditure has been written off to the Profit and Loss account.



                             Ref: otpl0695 Page 11

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $


2.     Operating Revenue


     Sales revenue                                  3,378,772          1,912,232           3,847,680          2,078,336
                                                     ========           ========            ========           ========
     Other revenue:

         Insurance Revenue                              5,837              4,979               5,837              5,837
         Interest Received                             14,885             25,585              14,885             14,350
         Proceeds on disposal of non-




         current assets                                35,779              5,000              35,779              5,000
         Customs Bounty                               116,113            209,726             149,279            234,346
         Recovery of Export market                     23,902                  -              23,902                  -
         development expenses                                                                      -                  -
         Foreign Exchange Gains                        35,714                  -              35,714                  -
         Other                                         19,519              5,563              19,519              5,563
                                                    ---------          ---------           ---------          ---------
                                                      251,749            250,853             284,915            264,238
                                                    ---------          ---------           ---------          ---------
                                                    3,630,521          2,163,085           4,132,595          2,342,574
                                                     ========           ========            ========           ========

3.     Abnormal Items (no income tax applicable)

       Expense:

(a)     Write off investments                               -          4,308,451                   -          4,308,451
(b)     Provision for decrement in value              339,821                  -             339,821
       of land and buildings
c)     Write off float costs                               -             179,283                   -            179,283
d)     Write off relocation expenses                       -             145,364                   -            145,364
e)     Write off inter company loan with             263,576                   -             263,576
       UK subsidiary
f)     Provision against loan due from               435,308                   -                 100                  -
       subsidiary/write off of investment
g)     Write off all prior period Research           689,171                                 689,171
       and Development Costs
h)     Write off all current period                  908,939                                 908,939
       Research & Development costs
i)     Loss on disposal of fixed assets              239,305                   -             239,305
j)     Write off Goodwill on                               -                   -                   -            374,537
       consolidation
                                                   ---------           ---------           ---------          ---------
                                                   2,876,120           4,633,098           2,440,912          5,007,635
                                                     =======             =======             =======            =======


                             Ref: otpl0695 Page 12

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                          Chief Entity                         Consolidated

                                  Notes              1995                1994               1995                1994
                                                       $                   $                  $                  $


4.     Operating Profit/(Loss)

(i) Operating profit/(loss) before abnormal items and income tax has been determined after

  Charging as expense:


Amortisation of furniture and fittings                  2,562              2,670               2,562              2,670

Auditors remuneration:
    Amounts received, or due and
receivable by the auditors for

         - Auditing the accounts                       12,000              5,450              12,000              5,450
         - Other services                                   -                  -                   -                  -

Provision for employee entitlements                    82,364              6,167              82,364              6,167

Depreciation:

         - Plant and Equipment                        106,915              6,076             114,103               6,076
         - Furniture and Fittings                      76,322              6,874              76,322               6,874
         - Motor Vehicles                              12,547             21,250              12,547              21,250
         - Buildings                                   10,806              8,462              10,806               8,462

Interest attributable to:

         - Related Corporations                             -             31,985                   -              31,985
         - Other persons                              115,819            116,861             115,819              11,861

Finance Charges relating to finance                     7,134              1,773               7,134               1,773
lease


Bad Debts/Doubtful Debts
         - Other Persons                              237,455                  -             237,455                    -

Superannuation paid/payable to
Directors                                              14,408                  -              14,962                    -


                             Ref: otpl0695 Page 13

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $


 Crediting to Income:


Interest Attributable to:

         - Related Corporations                             -             25,565                   -             14,350
         - Other Persons                               14,885                  -              14,885                  -

Profit on disposal of non-current assets                    -               5000                   -              5,000

(ii)     Directors Remunerations

Income received or due and receivable                 190,132            238,284              190,132           238,284
from the company



The number of holding company Directors and former company Directors included in these figures are shown below in their relevant income bands.


$10,000 to $19,999                                          2                  -                   2                  -
$40,000 to $49,999                                          -                  1                   -                  1
$70,000 to $79,999                                          1                  -                   1                  -
$80,000 to $89,999                                          -                  1                   -                  1
$100,000 to $109,999                                        1                  -                   1                  -
$110,000 to $119,999                                        -                  1                   -                  1


                             Ref: otpl0695 Page 14

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
5.    Income Tax

      a) Prima Facie Tax Payable


        The amount of income tax attributable to the financial year differs from the prima facie amount payable on the operating profit. The differences are reconciled as follows:
     Operating profit (loss) before tax           (5,143,938)        (4,632,422)         (4,763,895)        (4,988,058)


         Prima facie income tax at 33%            (1,697,500)        (1,528,699)         (1,572,085)        (1,646,059)
         Tax effect of permanent differences:
      Scientific research and                         76,499           (130,520)             76,499           (130,520)
development incentive
      Other non deductible expenditure               137,058             21,601             155,262             21,601
      Abnormal items:
      - write off of investments
      - relocation expenses                                -          1,421,789                   -          1,539,149
      - float costs                                        -             46,924                   -             46,924
      - revaluation of land and                            -             31,974                   -             31,974
       buildings                                     112,141                  -             112,141                  -
      Provision for bad debt                         143,652                  -                   -                  -

      (subsidiary)
      Income tax expense / (benefit)
      attributable to operating profit            (1,228,150)          (136,931)         (1,228,183)          (136,931)
      Less future income tax benefits:
      not brought to account                       1,228,150            136,931          (1,228,183)           136,931
      Reversal of prior years                                -          309,376                     -          309,376
      Income Tax Expense                                     -          309,376                    -           309,376


b)    Future income tax benefits not
      brought to account




     Future income tax benefits (estimated at $1.98M) have not been brought to account and prior year balances reversed because the conditions set out in
     Note 1(f) have not been met.



                             Ref: otpl0695 Page 15

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)


                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
6.     Receivables

Current


Trade debtors                                        243,624            74,901             405,535            147,270
Less provision for doubtful debts                          -            (13,300)            (80,149)           (13,300)
                                                    ---------          ---------           ---------          ---------
                                                     243,624            61,601             325,386            133,970

Other debtors                                              -           292,616                    -           269,456
                                                     --------           --------            --------           --------
                                                     243,624           354,217             325,386            403,426
                                                     ========           ========            ========           ========

Non-Current

Loans to subsidiary companies                       485,208            496,633                    -            11,425
Less provision for bad debts                        (435,208)                -                    -                  -
                                                     --------           --------            --------           --------
                                                     50,000            496,633                    -            11,425
Loans to other related corporations                       -             (11,321)                  -            (11,321)
                                                     --------           --------            --------           --------
                                                     50,000            485,312                    -               104
                                                     ========           ========            ========           ========


7.     Inventories


Work in Progress                                    123,339            434,614             123,339            442,671

Raw materials                                        216,285           273,199             238,820            294,486

Finished Goods                                      141,231             43,404             141,231             61,248
                                                     --------           --------            --------           --------
                                                    480,855            751,217             503,390            798,405
                                                     ========           ========            ========           ========



                             Ref: otpl0695 Page 16

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
8.     Investments

Non current
Unlisted securities
Shares in controlled entities (at cost/less                190                 100          -                  99
amounts written off)

          The shares in subsidiary companies are as follows:

                                                     Book Value of           % of Shares Held       Profit/(Loss) for the
                                                       Investment                                            Year

                                                    1995         1994          1995         1994         1995          1994
                                                     $            $             %            %            $             $
Australia:
Ogenic Industries Pty Ltd                           190          190            95           95        (55,065)       27,895
(Formerly Printed Circuit Technology
Pty Ltd)
PKE Licensing Pty Ltd                                -            -            100          100           -             -
PKE Technology Trust                                 -            -            100          100           -             -

Malaysia:
Gainsterm Sdn Bhd                                    -            -            100          100           -             -

9.     Property, Plant and Equipment

                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $

Land at Directors valuation*                          570,000             570,000            570,000            570,000

Buildings and improvements - at cost                  638,691             359,352            638,691            359,352
Less accumulated depreciation                         (19,268)             (8,462)           (19,268)            (8,462)
Less provision for decrement in value                (339,821)                  -           (339,821)                 -
                                                      279,602             350,890            279,602            350,890
Furniture and equipment - at cost                     273,696             407,231            273,696            407,231
Less accumulated depreciation                        (152,531)           (320,686)          (152,531)          (320,686)
                                                      121,165              86,545            121,165             86,545



                             Ref: otpl0695 Page 17

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $




Plant and Equipment at cost                         150,529            200,591             191,515            238,221
Less Accumulated Depreciation                       (110,646)          (166,637)           (131,005)          (179,810)
                                                    ---------          ---------           ---------          ---------
                                                     39,883             33,954              60,510             58,411
                                                     ========           ========            ========           ========
Demonstration equipment at cost                      25,804            225,178              25,804            225,178
Less accumulated depreciation                         (6,865)                -               (6,865)                -
                                                    ---------          ---------           ---------          ---------
                                                     18,939            225,178              18,939            225,178
                                                     ========           ========            ========           ========


Motor vehicles at cost                               45,749           155,984               45,749            155,984
Less accumulated depreciation                        (45,749)           (98,918)            (45,749)           (98,918)
                                                    ---------          ---------           ---------          ---------
                                                          -             57,066                   -             57,066
                                                     ========           ========            ========           ========
Furniture and fittings - under lease                 28,191             28,191              28,191             28,191
Less accumulated amortisation                        (28,191)           (25,629)            (28,191)           (25,629)
                                                    ---------          ---------           ---------          ---------
                                                          -              2,562                   -              2,562
                                                     ========           ========            ========           ========

Total Property, Plant & Equipment                 1,029,589          1,326,195           1,050,216          1,350,652
                                                     ========           ========            ========           ========

          *The land and buildings were revalued by an independent valuer, Mr Wayne Sillich A.V.L.E. of Colliers Jardine on 16 December 1994 at $850,000.



                             Ref: otpl0695 Page 18

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                      Notes                1995               1994               1995               1994
                                                            $                  $                  $                  $
10.    Other Assets

Current

Prepayments                                            10,455              7,675              10,455             15,038

Non Current

  Research and Development - at cost                         -           689,171                    -           689,171
                                                ==============    ==============       ==============     =============

11.    Creditors and Borrowings
      Current:

 (Unsecured)

Trade creditors                                       622,887            252,027             671,285             248,192
Other Accrued liabilities                             289,601            277,325             293,732             279,274
Employee Entitlements                                 217,451                   -            217,451                   -
                                                    1,129,939            529,352           1,182,468            527,466
(Secured)

Bank overdraft*                                       825,417                  -             825,417                  -
Bank loans*                                           129,569                  -             129,569                  -
Hire purchase creditors**                              10,132             62,633              10,132             62,633
Lease creditors (Note 16)                               2,226              5,441               2,226              5,441
Other                                                   6,500                   -              6,500                  -
                                                      973,844             68,074             973,844             68,074
Total                                               2,103,783            597,426           2,156,312            595,540

Creditors and Borrowings includes amounts totalling $1,032,631 relating to debts incurred prior to the appointment of the Voluntary Administrator. Under the Deed of Company Arrangement it is antcipated that these creditors will be settled as follows:

                                                               Gross Liability         Net Payable in cash

a)     Wages, Superannuation and Holiday Pay                                166,694                   166,694
       (Section 556(1)(e) and Section 556(1)(g))
b)     Termination Pay (Section 556(1)(h)                                   107,177                    10,718
c)     Other unsecured creditors                                            758,760                    75,876
                                                                          1,032,631                   253,288

Creditors in b) and c) above can elect to receive 30c or 25c in the dollar respectively in the form of shares in Nighthawk Capital Inc.


                             Ref: otpl0695 Page 19

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
Non-Current

(Unsecured)

Other loans                                                 -           15,000                     -            15,000
Related company loans***                            3,815,047        3,319,736             3,815,047         3,319,736
                                                    ---------          ---------           ---------          ---------
                                                    3,815,047        3,334,736             3,815,047         3,334,736
                                                     ========           ========            ========           ========

(Secured)
Bank loans and commercial bills*                            -          500,000                     -           500,000
Hire purchase creditors**                                   -           13,588                     -            13,588
Lease creditors (Note 16)**                                 -              (101)                   -              (101)
                                                     --------          ---------           ---------          ---------
                                                            -          513,487                     -           513,487
                                                      =======            =======             =======            =======
Total                                               3,815,047        3,848,223             3,815,047         3,848,223

                                                     ========           ========            ========           ========

* The bank has a registered mortgage debenture over the assets of the company as security for: a)overdraft facility b)loan facility - to purchase land
     and  building   c)commercial   bills  -  to  purchase   land  and  building
     d)performance bond of $219,763

** Lease liabilities are secured over leased assets and hire purchase creditors are secured over hire purchase assets.

*** The loan is from Ogenic Ltd, and is, unsecured. The Directors of Ogenic Ltd have confirmed that the loan will not be recalled within the next 12 months and that no interest will be charge to 31st December 1995. Under the Deed of Arrangement the debt ranks behind all other creditors.

     On 31st January 1996 Ogenic Limited entered into an agreement for the sale of all its shares in the Company. As part of this agreement the debt reflected above is to be transferred to the purchaser. At the date of this report both transactions are conditional and subject to approval by the shareholders of Ogenic Limited.




                             Ref: otpl0695 Page 20

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995

                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
12.    Provisions

Employee entitlements                                       -            135,087              20,309            156,778
                                                     ========           ========            ========           ========
13.    Other Liabilities
       Current


Advances on account of construction                   751,531            188,679             751,531            188,679
work in progress
                                                      =======            =======             =======            =======
14.    Share Capital

Authorised Share Capital

 - 90,000,000 ordinary shares of 50(cent)         45,000,0000         45,000,000          45,000,000         45,000,000
 - 10,000,000 Non-Cumulative, Non-
    Voting, Redeemable, Convertible
    Preference Shares of 50(cent) each
                                                    5,000,000          5,000,000           5,000,000          5,000,000
                                                    ---------          ---------           ---------          ---------
                                                   50,000,000         50,000,000          50,000,000         50,000,000
                                                     ========           ========            ========           ========
   Issued Share Capital

     8,383,727 ordinary shares of 50(cent)          4,191,864          4,191,864           4,191,864          4,191,864
    each fully paid
                                                     ========           ========            ========           ========
15.    Reserves

Capital reserve arising on the early                  119,628            119,628             119,628            119,628
redemption of a loan
Asset revaluation reserve                              70,000             70,000              70,000             70,000
                                                     --------           --------            --------           --------
                                                      189,628            189,628             189,628            189,628
                                                     ========           ========            ========           ========



                             Ref: otpl0695 Page 21

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
16.    Finance Lease Commitments

Finance lease commitments contracted
for at balance sheet date but not
provided for in the accounts are as
follows:                                                2,226            4,934                 2,226            4,934
a)   not later than 1 year
b)   later than 1 year and not later than                   -              503                     -              503
     2 years
                                                     --------           --------            --------           --------
                                                        2,226            5,437                 2,226            5,437
Less unexpired finance charges                              -               (97)                   -               (97)
                                                    ---------          ---------           ---------          ---------
                                                        2,226            5,340                 2,226            5,340
                                                     ========           ========            ========           ========
Represented by:
     Current Liability                                  2,226            5,441                 2,226            5,441
     Non-Current Liability                                  -              (101)                   -              (101)
                                                    ---------         ----------           ---------          ---------
                                                        2,226            5,340                 2,226            5,340
                                                     ========           ========            ========           ========

17.  Contingent Liabilities

     A dispute has arisen between a supplier and the company concerning non payment of an account of $39,954. A counter claim by the company has been lodged against the supplier for the supply of a non merchantilable product for damages amounting to $65,780. This claim will be strongly pursued.

     There is a contingent liability in regard to a claim from a Dutch company in the range of $50,000 - $200,000. To date no claim has been made and the Directors do not believe that the claim would succeed.

18.    Cash Flow Notes

                                                        Chief Entity                          Consolidated

                                 Notes              1995               1994               1995               1994
                                                     $                  $                  $                  $
       a)     Reconciliation of Cash

            Cash                                       60,217          1,504,047              63,136          1,505,484
            Bank Overdraft                                  -                  -                   -                  -
                                                     --------           --------            --------           --------
                                                       60,217          1,504,047              63,136          1,505,484
                                                      =======            =======             =======           ========

b) Reconciliation of Net Cash provided by Operating Activities to Operating Profit after income tax

                             Ref: otpl0695 Page 22

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995

                                                       Chief Entity                         Consolidated

                                                  1995               1994                1995               1994
                                                   $                   $                  $                  $

Operating profit (loss) after tax                  (5,143,938)        (4,941,798)         (4,763,895)       (5,297,434)
Provision against stock                               148,920                  -             148,920                 -
Revaluation Decrement                                 339,821                  -             339,821                 -
Depreciation                                          209,153             43,884             216,340            46,800
Foreign Exchange Loss                                       -             12,610                   -            12,610
Bad Debts Provision/Investment write off              435,308                                 80,149
Write Off Research and Development
- - Prior Year                                          689,171                  -             689,171                 -
- - Current Year                                        867,972                  -             867,972                 -
Write Back Investment                                   (190)                  -                 200                 -
Non Cash Write Off                                          -          4,631,382                   -         5,055,283
(Gain)/Loss on sale of asset                          289,836             (5,000)            289,836            (5,000)
Decrease trade debtors                                110,593          1,125,391              27,341         1,112,378
(Increase)/Decrease in Inventories                    121,442           (241,234)            146,095          (249,224)
(Decrease)/Increase in Creditors                      465,479            (14,742)            489,073           (26,346)
Decrease/(Increase) in pre-paid expenses               (2,779)             3,820               4,602             3,341
Increase in advances (creditors)                      562,852            105,364             562,852           105,364
Increase in other receivables                              -            (208,583)                  -          (208,583)
Decrease in other accruals                                 -             (40,460)                  -           (42,245)
Reversal of future Income Tax benefits                                   309,376                               309,376
                                                      --------          ---------           ---------         ---------
Net cash flow in operating activities                (906,360)           780,010            (901,523)          766,102
                                                      ========           ========            ========          ========
19.    Outside Equity Interest

       Outside equity interest comprises:

Share Capital                                               -                  -                10                 10
Retained profits (accumulated losses)                       -                  -            (21,411)           (18,778)
                                                    ---------          ---------           ---------          ---------
Total                                                       -                  -            (21,401)             18,768
                                                     ========           ========            ========           ========


                             Ref: otpl0695 Page 23

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995



                                                       Chief Entity                         Consolidated

                                                  1995               1994                1995               1994
                                                   $                   $                  $                  $


20.    Related Party Transaction

       i)     Director related entities


Payment to the legal firm of Wojtowicz Kelly for :

Legal Costs                                            23,785             12,650              23,785             12,650
Float Costs                                                 -             48,994                   -             48,994
                                                    ---------          ---------           ---------          ---------
                                                       23,785             61,644              23,785             61,644
                                                     ========           ========            ========           ========

ii) During the year certain transactions took place between the company and former directors, Messrs Nicholls and Papadopoulos, or entities under the control of these directors. These transactions have been the subject of the litigation referred to in note 21.



                             Ref: otpl0695 Page 24

                           OGENIC TECHNOLOGIES PTY LTD
                                 ACN 008 792 783
                    (SUBJECT TO DEED OF COMPANY ARRANGEMENT)

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1995


21.    Post Balance Date Events

     Subsequent to the year end the company was awarded judgment against its former directors P.N. Nicholls and C. Papadopoulos in all 10 pleas sought. The Company and its advisers are currently in the process of recovering assets/funds which were the subject of the judgment. At the date of this report the Directors believe that the net benefit to the company (after the payment of litigation and investigation expenses which are on a "share of recoveries" basis) could be in the region of $200,000 to $500,000.

     None of the above has been brought to account in these financial statements.




                             Ref: otpl0695 Page 25

                                STANTON PARTNERS

                                  5 ORD STREET,
                                 WEST PERTH 6005
                                WESTERN AUSTRALIA

                            TELEPHONE: (09) 481 3144

                            FACSIMILE: (09) 321 1204

                       QUALIFIED INDEPENDENT AUDIT REPORT


       To the Members of Ogenic Technologies Pty Ltd

       Scope

We have audited the financial statements of Ogenic Technologies Pty Ltd for the year ended 30 June 1995 as set out on pages 4 to 25. The financial statements include the consolidated accounts of the economic entity comprising the company and the entities it controlled at the year's end or from time to time during the financial year. The Directors of the Company are responsible for the financial statements. We have conducted an independent audit of the financial statements in order to express an opinion on them to the members of the company.

Our audit has been in accordance with Australian Auditing Standards to provide reasonable assurance whether the financial statements are free of material misstatement. Our procedures included examination on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view which is consistent with our understanding of the company's and economic entity's financial position, the results of their operations and their cash flows.

The audit opinion expressed in this report has been formed on the above basis.

       Audit Qualification

Ogenic Technologies Pty Ltd is currently under a Deed of Company Arrangement and a conditional share sale deed contract has been entered into with another entity for share ownership of Ogenic Technologies Pty Ltd to change. Under the share sale deed, the debt owned to the current entity, Ogenic Limited (vendor) must be extinguished by release, satisfaction or otherwise in a manner acceptable to the vendor and the purchaser. On 30 June 1995, the debt due by the company to Ogenic Limited totaled $3,815,047. Under the Deed of Company Arrangement, the debt due to Ogenic Limited rank behind ordinary

                             Ref: otpl0695 Page 26
unsecured creditors until the ordinary unsecured creditors have received payment to the extent of 10 cents in the dollars.

Currently CIF Capital Ltd is providing funds via Ogenic Limited to the company in order for it to meet ongoing obligations and continue in business. Without such continuing financial support and the successful completion of the Deed of Company Arrangement, there is significant uncertainty whether the company will be able to continue as a going concern. If the entity is unable to continue as a going concern, it may be required to realise its assets and extinguish its liabilities other than in the normal course of business or under the Deed of Company Arrangement.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the company not continue as a going concern. In our opinion, knowledge of the significant uncertainty affecting the company's ability to continue as a going concern is necessary for a proper understanding of the financial statements.

       Qualified Audit Opinion

In our opinion, except for the effects on the financial statements of the matters referred to above, the financial statements of Ogenic Technologies Pty Ltd are properly drawn up:

(a)  so as to give a true and fair view of:

     (i) the state of affairs as at 30 June 1995 and the loss and cash flows for the financial year ended on that date of the company and the economic entity; and

     (ii) the other matters required by Division 4, 4A, and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;

(b)  in accordance with the provisions of the Corporations Law; and

(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.


                               /s/Stanton Partners
       Date   8 March 1996                     Firm  Stanton Partners

       Address     5 Ord Street                /s/ J P Van Dieren
                   West Perth                  Partner JP Van Dieren
                   Western Australia 6005

                             Ref: otpl0695 Page 27

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                            DIRECTORS' REPORT (con't)


In respect of the financial year ended 30 June 1994 the Directors of Ogenic Technologies Limited submit the following report made out in accordance with a resolution of the Directors.

1    Directors

     The following persons hold office as Directors at the date of this report:

                  A D B Graham  (Chairman)
                  P N Nicholls
                  C Papadopoulos
                  G L Kelly
                  D F G Graham

                  Changes to Directors during the year:

                  A D B Graham and D F G Graham were appointed on 27 May 1994. P A Kirkebjerg resigned on 22 December 1993. G L Kelly was appointed on 22 December 1993.

2    Principal Activities

     The  principal   activities  of  the  company  during  the  year  were  the manufacture of electronic broadcasting equipment and precision sheet metal products.

3    Trading Results

     The operating profit (loss) for the year after allowing for an income tax expense of $309,376 (1993 $61,653) was $(4,941,798) (1993 - $245,415) with a consolidated result of $(5,298,378) (1993 - no comparative).

4    Dividends

     No dividend has been paid or declared since the previous year's report and the Directors do not recommend the declaration of a dividend.

5    Review of Operations

     Ogenic continues to increase penetration of the offshore broadcast market. This trend is expected to continue and support strong growth in the coming year.

     A major product upgrade program has now been conducted placing Ogenic product at the forefront of broadcast technology.

     Ogenic has also enjoyed early sales of the newly developed ranges of products for the general communications and court reporting industries.

     Strong growth with a continued increase in profitability is forecast for the coming year.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                            DIRECTORS' REPORT (con't)


6    Likely Developments

     A number of likely expansive developments are anticipated during the current financial year and beyond. However, the directors believe that disclosure of these likely developments may prejudice the interests of the company.

7    Directors Benefits

     The economic entity retains the services of Wojtowicz Kelly, Solicitors, a firm in which a Director, G L Kelly, has a substantial interest.

     Other than this, since the end of the previous financial year, no Director of the company has received or become entitled to receive any benefit, other than a benefit included in the aggregate amount of emoluments received or due and receivable by the directors shown in the accounts, or the fixed salary of a full time employee of the company or of a related corporation by reason of a contract made by the company or a related corporation with the Director or with a firm of which the Director is a member or with a company in which the director has a substantial financial interest.

8.   Information on Directors

                  P N Nicholls

                  *        Qualifications:  B.Sc. (Comms Eng)

                  *        Experience

     With Ogenic Technologies Limited (previously PKE Limited) Managing Director for 10 years.

     Previous   appointment  -  Engineering  Manager  for  3  years  with  Radio
     Broadcasting Station STW9.

                    *    Special responsibilities: Managing Director

                    *    Shares held in company: Nil

                           C Papadopoulos

                    *    Qualifications: B. Bus., A.C.A.

                    * Experience: Public Accountant for 9 years. Financial controller Channel Nine Perth for 3 years. Company Secretary of Marketforce Limited for 1 year and with Ogenic Technologies Limited (previously PKE Limited) for 2 years.

                    *    Special  responsibilities:   Financial  Controller  and
                         Company Secretary.

                    *    Shares held in the company: Nil

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                            DIRECTORS' REPORT (con't)


                           G L Kelly

                    *    Qualifications : B.Juris L.L.B.

                    * Experience: Admitted to practice in the Supreme Court of Western Austria in 1981 and was also admitted to practice in the High Court of Australia. Partner in the legal firm of Wojtowicz Kelly and has extensive practice in the commercial and business law.

                           A D B Graham

                    *    Qualifications:  M.B.A. (L.S.U.), B.E. (Qld), B.App.Sc.
                         (Qld).

                    * Experience: 19 years experience as Chairman of listed and unlisted companies, management experience in diversification, marketing, production, engineering, research and development and general management mid to top management levels covering 40 years with small companies and large multi nationals in Australia and the U.S.A.

                         D F G Graham

                    *    Qualification:

                    * Experience: Responsible for Eagle Aircraft International's Australian and international marketing, public relations and promotional activities. Director on the Board for 6 years and on private company Boards for 14 years.


Signed at Guildford this 20th day of October 94 in accordance with a resolution of the Directors.





/s/..........................               .../s/............................
Director                                    Director

5 CHARLES STREET
SOUTH PERTH WA 6151
TELEPHONE (09) 474 1444
FACSIMILE (09) 474 1267
PO BOX 493
SOUTH PERTH WA 6151

Byfields
CERTIFIED PRACTISING ACCOUNTANTS
(INCORPORATING BYFIELD BEAVIS & CO.)



                            INDEPENDENT AUDIT REPORT

To the members of Ogenic Technologies Pty Ltd

Scope

We have audited the financial statements of Ogenic Technologies Pty Ltd for the financial year ended 30 June 1994 as set out on pages 5 to 22. The financial statements include the consolidated accounts of the economic entity comprising the company and the entities it controlled at the year's end or from time to time during the financial year. The company's Directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Australian accounting standards and statutory requirements so as to present a view which is consistent with our understanding of the company's and the economic entity's financial position, the results of their operations and their cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the financial statements of Ogenic Technology Pty Ltd are properly drawn up:

a    so as to give a true and fair view of:

     i the state of affairs as at 30 June 1994 and the loss and cash flows for the financial year ended on that date of the company and the economic entity; and

     ii the other matters required by Division 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;

b    in accordance with the provisions of the Corporations Law; and

c    in accordance with the applicable Accounting standards.

                                  /s/ Byfields
Dated   17th November 1994                                    BYFIELDS

5 Charles Street
South Perth WA 6151                                           /s/ TC Davey
                                    T C Davey

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                             PROFIT AND LOSS ACCOUNT
                         FOR THE YEAR ENDED 30 JUNE 1994





                                                                                             Chief Entity Consolidated
                                                                     Notes        1994           1993            1994
                                                                             $               $              $
Operating revenue                                                      2         2,163,085       3,628,835      2,342,574

Operating profit/(loss) before abnormal items                                          676         307,068         19,577

Abnormal items before income tax                                       3        (4,633,098)              -     (5,007,635)

Operating profit before income tax                                     4        (4,632,422)        307,068     (4,988,058)

Income tax expense/(benefit) attributed
to operating profit                                                    5          (309,376)         61,653       (309,376)

Operating profit after income tax                                               (4,941,798)        245,415     (5,297,434)

Operating profit relating to outside equity
interest                                                                                 -               -            944

Operating profit for members of the Chief Entity                                (4,941,798)              -     (5,008,727)

Retained profits at the beginning of
the financial year                                                                 908,813         663,398        908,813

Retained Profits at the end of the
Financial Year                                                                  (4,032,985)        908,813     (4,389,565)


The accompanying Notes form an integral part of these accounts.

                           OGENIC TECHNOLOGIES PTY LTD

                               A.C.N. 008 792 783

                        BALANCE SHEET AS AT 30 JUNE 1994



                                                                                             Chief Entity Consolidated
                                                                     Notes        1994           1993            1994
                                                                             $               $              $

CURRENT ASSETS

Cash                                                                             1,504,047           2,270      1,505,484
Receivables                                                            6           354,217       1,271,025        403,426
Inventories                                                            7           751,217         509,983        798,405
Other                                                                 10             7,675          11,495         15,038

TOTAL CURRENT ASSETS                                                             2,617,156       1,794,773      2,722,353

NON CURRENT ASSETS

Receivable                                                             6           485,312         494,476            104
Investments                                                            8               100       4,290,435             99
Property, plant and equipment                                          9         1,326,195       1,010,026      1,350,652
Other                                                                 10           689,171         309,376        689,171

TOTAL NON CURRENT ASSETS                                                         2,500,778       6,104,313      2,040,026

TOTAL ASSETS                                                                     5,117,934       7,899,086      4,762,379

CURRENT LIABILITIES

Creditors and borrowings                                              11           597,426       1,314,694        595,540
Provisions                                                            12           135,099         128,920        156,778
Other                                                                 13           188,679          83,315        188,679

TOTAL CURRENT LIABILITIES                                                          921,204       1,526,929        940,997

NON CURRENT LIABILITIES

Creditors and borrowings                                              11         3,848,223       1,081,852      3,848,223

TOTAL NON CURRENT LIABILITIES                                                    3,848,223       1,081,852      3,848,223

TOTAL LIABILITIES                                                                4,769,427       2,608,781      4,789,220

NET ASSETS                                                                         348,507       5,290,305        (26,841)








The accompanying Notes form an integral part of these accounts.

                           OGENIC TECHNOLOGIES PTY LTD

                               A.C.N. 008 792 783

                        BALANCE SHEET AS AT 30 JUNE 1994



                                                                                             Chief Entity   Consolidated
                                                                     Notes        1994           1993            1994
                                                                             $               $              $
SHAREHOLDERS' EQUITY

Share capital                                                         14         4,191,864       4,191,864      4,191,864
Reserves                                                              15           189,628         189,628        189,628
Retained profits                                                                (4,032,985)        908,813     (4,389,565)

Shareholders equity attributable to
members of the chief equity                                                        348,507       5,290,305         (8,073)

Outside equity interest in controlled entities                        19                 -               -        (18,768)


TOTAL SHAREHOLDERS' EQUITY/(DEFICIENCY
IN SHAREHOLDERS FUNDS)                                                             348,507       5,290,305        (26,841)



The accompanying Notes form an integral part of these accounts.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                             STATEMENT OF CASH FLOW


                                                                                  Note       Chief Entity   Consolidated
                                                                                                 1994            1994
                                                                                             $              $
CASH FLOW FROM OPERATING ACTIVITIES

Receipts from customers                                                                          3,024,993      3,231,417
Proceeds from sale non current asset                                                                 5,000          5,000
Payments received in advance                                                                       105,364        105,364
Other receipts                                                                                      37,270         59,947
Payment to suppliers                                                                            (2,392,617)    (2,635,626)

NET CASH FLOW FROM OPERATING
  ACTIVITIES                                                                      18(b)            780,010        766,105

CASH FLOW FROM INVESTING ACTIVITIES

Payment of leases                                                                                  (37,002)       (37,002)
Payment for purchase of plant and equipment                                                       (208,583)      (208,583)
Payment for research and development                                                              (689,171)      (689,171)
Payment for write off of floating and
   relocation expenses                                                                            (324,821)      (324,822)

NET CASH FLOW FROM INVESTING ACTIVITIES                                                         (1,259,577)    (1,259,578)

CASH FLOW FROM FINANCING ACTIVITIES

Proceeds from inter-company loan                                                                 3,014,223      3,025,843
Payment of bank loans                                                                             (660,274)      (660,274)
Payment of commercial bills                                                                       (194,525)      (194,525)

                                                                                                 2,159,424      2,171,044

NET INCREASE IN CASH HELD                                                                        1,679,857      1,677,568

Cash at the beginning of the financial year                                       18(a)           (175,809)      (172,083)

Cash at the end of the financial year                                             18(a)          1,504,048      1,505,485










The accompanying Notes form an integral part of these accounts.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



1    STATEMENT OF ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with applicable accounting standards and the Corporations Law, including the disclosure requirements of schedule 5 of the Corporations Regulations. The financial statements have also been repaired on the basis of historical costs and do not take into account changing money values or, except where stated, current valuations of non current assets. Cost is based on the fair values of the consideration given in exchange for assets. The accounting policies have been consistently applied, unless otherwise stated.

     The following is a summary of the significant accounting policies adopted by the economic entity in the preparation of financial statements.

     a)   Principal of Consolidation

          The consolidated accounts comprise the accounts of Ogenic Technologies Pty Ltd and all of its controlled entities. A controlled entity is any entity controlled by Ogenic Technologies Pty Ltd where the company has the capacity to dominate the decision making. The controlled entities are summarised in Note to the accounts.

          All inter-company balances and transactions between entities in the economic entity, including any unrealised profits or losses, have been eliminated on consolidation. Where controlled entities have entered the economic entity during the year, their operating results have been included from the date control was obtained.

     b)   Goodwill on Consolidation

          Goodwill on consolidation is initially recorded at the amount by which the purchase price for a business or ownership interest in a controlled entity exceeds the fair value attributed to its net assets at the date of acquisition. The goodwill on consolidation of the only controlled entity, Printed Circuit Technology Pty Ltd, has been written off in the current year.

     c)   Non Current Investments

          Investments are brought to account at cost or at Directors valuation. The carrying amount of investments is reviewed annually by Directors to ensure it is not in excess of the recoverable amount of these investments. The recoverable amount is assessed from the investment current market value or the underlying net assets in the particular companies. The expected net cash flows from investments have not been discounted to their present value in determining the recoverable amounts.

          Dividends are brought to account in the Profit & Loss Account when received except for dividends from controlled entities which are brought to account when they are proposed by the controlled entity.

     d)   Property, Plant and Equipment

          Property, plant and equipment are brought to account at cost or at independent or Directors valuation, less, where applicable, any accumulated depreciation or amortisation. The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount for these assets. The recoverable amount is assessed on the basis of the expected net cash flow which will be received from the assets employed and subsequent disposal. The expected net cash flows have not been discounted to their present values in determining recoverable amounts.

          The depreciable amount of all fixed assets including buildings and capitalised lease assets, but excluding freehold land, is depreciated over their useful lives commencing from the time the asset is held ready for use.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



1    STATEMENT OF ACCOUNTING POLICIES (cont)

          The gain or loss on disposal of all fixed assets, including re-valued assets, is determined as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in operating profit before income tax of the economic entity in the year of disposal. Any realised revaluation increment relating to the disposed asset which is included in the asset revaluation reserve is transferred to the asset realisation reserve.

     e)   Income Tax

          The economic entity adopts a liability method of tax effect accounting whereby the income tax expense shown in the Profit & Loss Account is based on the operating profit before income tax adjusted for any permanent differences.

          Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income are brought to account either as provision for deferred income tax or an asset described as future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

          Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit. The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income tax legislation and the anticipation that the economic entity will derive sufficient future assessable income and comply with the conditions of deductibility imposed by the Law to permit a future income tax benefit to be claimed.

     f)   Inventories

          With the exception of contracts in progress (note 1 f) all inventories are valued at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on the basis of weighted average.

     g)   Construction Contracts

          All construction contracts which are on a fixed price basis are accounted for on the basis that profit is recognised in proportion to the progress of each contract when the following conditions are satisfied.

          -    Total contract revenues to be received can be reliably estimated.

          -    The costs to complete the contract can be reliably estimated.

          - The stage of contract completion can be reliably determined and is at least 30% of the total contract; and

          - The costs attributable to the contract to date can be clearly identified and can be compared with prior estimates.

     h)   Foreign Currency

          Foreign currency transactions are translated into Australian currency at the rate of exchange at the date of the transaction. At balance date amounts payable to an by the company in foreign currencies have been translated to Australian currency at rates of exchange current at balance date. Exchange differences relating to short term monetary items and long term monetary items of an indeterminate life are brought to account in the Profit & Loss Account when they arise.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



1    STATEMENT OF ACCOUNTING POLICIES (cont)


     i)   Operating Revenue

          Sales revenue represents revenue earned from the sale of the group's products, net of returns, trade allowances and duties and taxes paid. Other revenue includes interest income, proceeds from disposal of non current assets and insurance recoveries.

     j)   Receivables

          A provision is raised for any doubtful debts based on a review of all outstanding amounts at year end. Bad debts are written off during the period in which they are identified.

     k)   Comparative Figures

          Where necessary, comparative figures have been adjusted to conform with changes in presentation in the current year. This is the first period of consolidated accounts and no comparatives are therefore provided.

          l)   Change in Accounting Policy

               i It was resolved by the Board of Directors to write off the $4.1 million investment in the Technology Trust. The effect is an abnormal charge against current year operating loss of $4.1 million.

               ii During the year the accounting treatment of research and development changed. In previous years, the research and development charge was expensed fully in the year it was incurred.

                    The  new  policy  is  to   capitalise   the   research   and
                    development, then amortise over 5 years.

                    If this policy had been adopted prior to the year ended 30 June 1989, the following research and development charges would have been capitalised and amortised to leave a written down value as follows:

       Initial expenditure                  Written down value
                                            1 July 1993
                         $                   $
       1989                        599,930                   119,986
       1990                        442,859                   177,144
       1991                        352,079                   211,247
       1992                        311,568                   249,254
       1993                        322,652                   322,652

                                   2,029,088                 1,080,283


     The application of the adopted accounting policy would give a charge against 1994 profit and loss of $405,818. After capitalising current year research and development costs of $660,795 this would have resulted in a written down value of $1,355,260 at 30 June 1994.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



1    STATEMENT OF ACCOUNTING POLICIES (cont)

     The effect on following years profit and loss if the policy had been adopted in a year prior to 30 June 1989 would have been amortisation charges as follows:

                           $
         1994                        405,818
         1995                        285,832
         1996                        197,260
         1997                        126,844
         1998                         64,530
                                   1,080,284

     iii) The Board of Directors believe this disclosure is more in line with generally accepted accounting standards and more compatible for consolidation with its controlling entity.

                                                                      Chief Entity        Consolidated
                                                        1994          1993                1994
                                                         $              $                   $

2    OPERATING REVENUE

                 Sales Revenue                       1,912,232          3,289,975            2,078,336


                 Other Revenue
                 Insurance recovery                      4,979              5,806                4,979
                 Interest received                      25,585             59,609               14,350
                 Proceeds on disposal of non
                    current assets                       5,000             24,536                5,000
                 Customs Bounty                        209,726            217,851              234,346
                 Recovery of export market
                    development expenses                     -                  -                    -
                 Other                                   5,563             31,058                5,563

                                                       250,853            338,860              264,238

                                                     2,163,085          3,628,835            2,342,574

3    ABNORMAL ITEMS

     Expense:
          a)    Write off of investments             4,308,451                  -            4,308,451
          b)    Write off goodwill on
                 consolidation                               -                  -              374,537
          c)    Write off float costs                  179,283                  -              179,283
          d)    Write off relocation expenses          145,364                  -              145,364

                                                     4,633,098                  -            5,007,635



                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994

                                                                                              Chief Entity        Consolidated
                                                                                1994           1993               1994
                                                                                 $              $                   $

4    OPERATING PROFIT/(LOSS)

              (i) Operating profit/(loss) before income tax
                  has been determined after

                  Charging as expense:
                  Amortisation of furniture and fittings                         2,670           2,670          2,670
                  Auditors remuneration
                     Amounts received, or due and receivable,
                     by the auditors for;
                     Auditing the accounts                                       5,450           6,500          5,450
                     Other services                                                  -             850              -
                  Provision for employee entitlements                            6,167         (22,849)         6,167
                  Depreciation:
                     Plant and equipment                                         6,076          12,411          6,076
                     Furniture and fittings                                      6,874          44,671          6,874
                    Motor vehicles                                              21,250          25,710         21,250
                  Buildings                                                      8,462               -          8,462
                  Interest attributable to:
                     Related corporations                                       31,985               -         31,985
                     Other persons                                             116,861         113,512        116,861
                  Finance charges relating to finance lease                      1,773           2,063          1,773
                  Research and development expenses                                  -         322,652              -
                  Bad debts                                                          -               -              -

                  Crediting:
                  Interest attributable to:
                    Related corporations                                        25,585          49,644         14,350
                    Other persons                                                    -           9,965              -
                  Profit on disposal of non current assets                       5,000          11,894          5,000
                  Recover of export development expenditure                          -               -              -

              (ii)Directors Remuneration

                  Income received or due and receivable from
                  the company                                                  238,284         243,664        238,284

                  The number of holding  company  Directors  and former  company
                   Directors included in these figures are shown
                   below in their relevant income bands:                       Number          Number         Number

                       $20,000     to $29,999                                     -              1                  -
                       $40,000     to $49,999                                     1              -               1
                       $60,000     to $69,999                                     -              1               -
                       $70,000     to $79,999                                     -              1                  -
                       $80,000     to $89,999                                     1              1               1
                       $110,000    to $119,999                                    1              -               1


                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994


                                                                                         Chief Entity         Consolidated
                                                                               1994           1993               1994
                                                                                  $              $               $

5    INCOME TAX

     a)   Prima Facie Tax Payable

          The amount of income tax attributable to the financial year differs from the amount prima facie payable on the operating profit. The differences are reconciled as follows:

              Operating profit (loss) before tax                           (4,632,422)        307,068            4,988,058

              Prima facie income tax at 33%(1993 39%)                      (1,528,699)        119,757           (1,646,059)
              Tax effect of permanent differences:
              Scientific research and development incentive                  (130,520)       (129,615)            (130,520)
              Other non deductible expenditure                                 21,601          15,260               21,601
              Abnormal items - adjustment to future income
               tax benefit after change company tax rate
               to 33%
                              -  write off of investments                   1,421,789               -            1,539,149
                              -  relocation expenses                           46,924               -               46,924
                              -  float costs                                   31,974               -               31,974

              Income tax expense/(benefit) attribute
               to operating profit                                           (136,931)         61,653             (136,931)
              Less Future income tax benefits
                              -  not brought to account                       136,931               -              136,931
                              -  reversal of prior years                      309,376               -              309,376

              Income Tax Expense                                              309,376          61,653              309,376

     b)   Future income tax benefits not brought to account

          Future income tax benefits have not been brought to account and prior year balances reversed because the conditions set out in Note 1(e) have not been met.

          As at year  end the  following  benefits  have  not  been  brought  to account:
                Timing                                                         37,058                -              43,727
                Tax losses                                                    409,249                -             526,513

                                                                              446,307                -             570,240


                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



                                                                                               Chief Entity        Consolidated
                                                                               1994            1993                 1994
                                                                                $               $                     $

6    RECEIVABLES

                  Current

                       Trade debtors                                            74,901          1,200,292               147,270
                       Less provision for doubtful debts                       (13,300)             1,330               (13,300)
                                                                                61,601          1,186,992               133,971
                       Other debtors                                           292,616             84,033               269,455

                                                                               354,217          1,271,025               403,426
                  Non Current

                       Loans to subsidiary companies                           496,633             10,750                11,425
                       Loans to other related corporations                     (11,321)           483,726               (11,321)

                                                                               485,312            494,476                   104

7    INVENTORIES

                       Current (at cost)                                       434,614            248,872               442,671
                       Raw materials                                           273,199            168,309               294,486
                       Finished goods                                           43,404             92,802                61,248

                                                                               751,217            509,983               798,405

8    INVESTMENTS

                  Non current
                       Unlisted securities
                         Shares in subsidiary companies - at cost (note a)         100                100                   99
                         Shares in associated company - at cost (note b)             -            190,335                    -
                         Other related entity - at 1993 directors valuation          -          4,100,000                    -

                                                                                   100          4,290,435                   99


The other related entity is PKE Technology Trust, The Trust is the owner of the technology employed in the business. The investment was re-valued in 1993 based on the revenue earning potential of the technology by the directors.

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994


8    INVESTMENTS

     a)   Subsidiary Companies

          The shares in subsidiary companies are as follows:

                                                           Book Value     % of Shares       Results for
                                                        of Investment         Held            the year
                                                         1994    1993     1994    1993     1994     1993
                                                            $    $        $       $        $        $

               Printed Circuit Technology Pty Ltd          1      -        95       -       -        -
                                                         ====    ====

     b)   Associated Companies

                                                              Book Value      % of Shares       Results for
                                                           of Investment         Held            the year
                                                            1994    1993     1994    1993     1994     1993
                                                               $    $        $       $        $        $

          Safe Sharps Pty Ltd
                          - Australia                         -    190,335    21.3    21.3     -      (11,842)
                                                           =====    =====    =====   =====    =====    =====

          The investment was acquired on 11 May 1992 when 13,410 fully paid ordinary shares in Safe Sharps Pty Ltd was accepted by the company in full satisfaction of an amount due of $190,334.80. Safe Sharps Pty Ltd was not audited at 30 June 1993. Unaudited results for the year to 30 June 1993 are an operating loss of $11,842 and net assets of $119,983. Safe Sharps was a dormant company during the 1994 year and the investment has been written down to Nil in the current period.


                                                                                            Chief Entity     Consolidated
                                                                                1994          1993            1994
                                                                                  $             $               $

9    PROPERTY, PLANT AND EQUIPMENT

     Land at Directors valuation*                                              570,000         570,000          570,000
                                                                           ------------      ------------     ------------
                                                                               570,000         570,000          570,000
                                                                           ------------      ------------     ------------
     Buildings and improvements - at cost                                      359,352         236,200          359,352
     Less accumulated depreciation                                               8,462               -            8,462
                                                                           ------------      ------------     ------------
                                                                               350,890         236,200          350,890
                                                                           ------------      ------------     ------------


                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994

                                                 Chief Entity     Consolidated
                                         1994         1993             1994
                                          $            $                $

9    PROPERTY, PLANT AND EQUIPMENT

     Plant and equipment - at cost       200,591         196,961       238,221
     Less accumulated depreciation      (166,637)        162,092      (179,810)
                                    ------------      ------------     --------
                                          33,954          34,869        58,411
                                    ------------      ------------     --------
     Furniture and equipment - at co     407,231         368,324       407,231
     Less accumulated depreciation       320,686         282,915       320,686
                                    ------------      ------------     --------
                                          86,545          85,409        86,545
                                    ------------      ------------     --------
     Demonstration equipment             225,178               -       225,178
                                    ------------      ------------     --------
                                         225,178               -       225,178
                                    ------------      ------------     --------

     * The Directors re-valued the land based on the assessment of current market values of the land. The valuation was based on an independent valuation performed by Mr B H A Markham A.V.L.E. Licensed Valuer.

     Motor vehicles at cost               155,984         173,597      155,984
     Less accumulated depreciation         98,918          95,281       98,918
                                     ------------      ------------  ----------
                                           57,066          78,316       57,066
                                     ------------      ------------  ----------
                                        1,323,633       1,004,794    1,348,090
                                     ------------      ------------  ----------
     Furniture and fittings - under
          lease                            28,191          28,191       28,191
     Less accumulated amortisation         25,629          22,959       25,629
                                       ----------      ----------     --------
                                            2,562           5,232        2,562
                                       ----------      ----------     --------
     Total Property, Plant and
          Equipment                     1,326,195       1,010,026    1,350,652
                                        =======           =======      =======

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994

                                                                   Chief Entity    Consolidated
                                                            1994     1993           1994
                                                             $        $              $

10   OTHER ASSETS

     Current
                Prepayments                                7,675        11,495        15,038
                                                         =======       =======       =======

     Non current
                Future income tax benefits relating to:
                    Timing differences                         -        40,186             -
                    Prior year losses                          -       269,190             -
                    Research and development - at cost   689,171             -       689,171
                    Provision for amortisation                 -             -             -
                                                     ------------   ------------  ------------
                                                         689,171       309,376       689,171
                                                         =======       =======       =======

11   CREDITORS AND BORROWINGS

     Current
      (Unsecured)
          Trade creditors                               252,027        266,769        248,192
          Other accrued liabilities                     277,325        317,785        279,274
                                                   ------------    ------------  ------------
                                                        529,352        584,554        527,466
                                                   ------------    ------------  ------------
      (Secured)
          Bank overdraft                                      -        178,079              -
          Bank loans*                                         -        482,195              -
          Hire purchase creditors**                      62,633         67,557         62,633
          Lease creditors (Note 16)**                     5,441          2,309          5,441
                                                   ------------    ------------  ------------
                                                         68,074        730,140         68,074
                                                   ------------    ------------  ------------
                                                        597,426      1,314,694        595,540
                                                     =======          =======       =======

     Non Current
      (Unsecured)
          Other loans                                    15,000         15,000         15,000
          Related company loans**                     3,319,736        323,630      3,319,736
                                                   ------------    ------------  ------------
                                                      3,334,736        338,630      3,334,736
                                                   ------------    ------------  ------------


                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994



                                                               Chief Entity      Consolidated
                                                      1994       1993            1994
                                                      $            $              $

11   CREDITORS AND BORROWINGS

      (Secured)
               Bank loans and commercial bills*     500,000       694,525           500,000
               Hire purchase creditors               13,588        46,152            13,588
               Lease creditors (Note 16)**             (101)        2,545              (101)
                                                ------------   ------------     ------------
                                                    513,487       743,222           513,487
                                                ------------   ------------     ------------
                                                  3,848,223     1,081,852         3,848,223
                                                   =======       =======           =======

     * The bank has a registered mortgage debenture over the assets of the company as security for:

                      a)overdraft facility
                      b)loan   facility  -  to   purchase   land  and   building
                      c)commercial   bills  -  to  purchase  land  and  building
                      d)performance bond of $53,000

     ** Lease liabilities are secured over leased assets and hire purchase creditors are secured over hire purchase assets.

     *** A loan from a related party of the company is secured by a second mortgage debenture over the assets of the company. Funds have been lent by company Directors at current commercial rates.


                                               Chief Entity      Consolidated
                                      1994     1993                 1994
                                        $        $                   $

12   PROVISIONS

      Employee entitlements        135,087         128,920          156,778
                                   =======         =======          =======

13   OTHER LIABILITIES

     Current

      Advances on account of
       construction work in
       progress                   188,679           83,315          188,679
                                  =======          =======          =======

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994


                                                                   Chief Entity      Consolidated
                                                          1994         1993          1994
                                                            $           $             $

14   SHARE CAPITAL

      Authorised share capital
         90,000,000 ordinary shares of 50c each       45,000,000    45,000,000      45,000,000
         10,000,000 non cumulated, non voting
         convertible, redeemable preference shares
         of 50c each                                   5,000,000     5,000,000       5,000,000
                                                    ------------  ------------    ------------
                                                      50,000,000    50,000,000      50,000,000
                                                        =======       =======         =======
     Issued share capital
        8,383,727 ordinary shares of 50c each
        fully paid                                     4,191,864     4,191,864       4,191,864
                                                        =======       =======         =======

15   RESERVES

     Capital reserve arising on the early redemption
     of a loan                                           119,628       119,628         119,628
     Asset revaluation reserve                            70,000        70,000          70,000
                                                    ------------  ------------    ------------
                                                         189,628       189,628         189,628
                                                       =======       =======          =======

    Movements during the year
    Asset re-valuation
     Revaluation increment on land                             -        70,000              -
                                                       =======       =======          =======

16   FINANCE LEASE COMMITMENTS

     Finance lease commitments contracted for at balance sheet date but not provided for in the accounts are as follows:

     a) not later than 1 year                               4,934        4,934          4,934
     b) later than 1 year and not later than 2 years          503        4,934            503
     c) later than 2 years and not later than 5 years           -          503              -
                                                        ---------    ----------   ------------
                                                            5,437        10,371         5,437
     Less unexpired finance charges                            97         5,517            97
                                                        ---------    ----------   ------------
                                                            5,340         4,854         5,340
                                                         =======       =======       =======

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994

                                                             Chief Entity      Consolidated
                                                    1994         1993             1994
                                                      $            $               $

16   FINANCE LEASE COMMITMENTS (cont)

     Represented by:
          Current  liability                        5,441          2,309            5,441
          Non current liability                      (101)         2,545             (101)
                                              ------------   ------------     ------------
                                                    5,340          4,854            5,340
                                                =======        =======            =======

17   CONTINGENT LIABILITIES

     A dispute has arisen between a supplier and the company concerning non payment of an account of $39,954. A counter claim by the company has been lodged against the supplier for the supply of a non merchantilable product for damages amounting to $65,780. This claim will be strongly pursued.

     The company has guaranteed to indemnify a bank facility of $150,000 on behalf of a controlled company. The company has cross indemnified Ogenic Technologies Limited.


18   CASH FLOW NOTES

     No comparatives of cash flows have been provided as the entity was a Non Reporting Entity in the prior year and has not prepared a Statement of Cash Flows in the special purpose reports produced in that year.

                                              Chief Entity        Consolidated
                                            1994        1993     1994        1993
                                              $           $        $          $

     a)  Reconciliation of Cash

         Cash                           1,504,048        2,270   1,505,435     5,916
         Bank overdraft                         -     (178,079)          -  (178,079)
                                       -----------   ----------  ---------  ---------
                                         1,504,048    (175,809)  1,505,485  (172,083)
                                         =======       =======    =======    =======

     b) Reconciliation of Net Cash provided by Operating Activities to Operating Profit after income tax

                                              Chief Entity         Consolidated
                                                    $                  $
         Operating profit (loss) after tax    (4,941,798)           5,297,434
         Loss foreign exchange                    12,610               12,610
         Depreciation                             41,214               44,130
         Amortisation                              2,670                2,670
         Non cash write off                    4,631,382            5,005,283
         Gain sale of asset                       (5,000)              (5,000)
         Decrease trade debtors                1,125,391            1,112,378

                           OGENIC TECHNOLOGIES PTY LTD

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1994

                                               Chief Entity         Consolidated
                                                      $                  $

18   CASH FLOW NOTES (cont)

        Increase in inventories                   (241,234)          (249,442)
        Increase in other receivables             (208,583)          (208,583)
        Decrease in creditors                      (14,742)          (26,346)
        Decrease other accruals                    (40,460)          (42,245)
        Decrease in prepaid expenses                 3,820             3,341
        Increase in advances (creditors)           105,364           105,364
        Reversal of future income tax benefits     309,376           309,376
                                                -----------         ----------
        Net cash flow from operating activities    780,010           766,102
                                                   ======             ======

19   OUTSIDE EQUITY INTEREST

     Outside equity interest comprises:

         Share capital                                  -                 10
         Retained profits (accumulated losses)          -            (18,778)
                                                 ----------        ----------
         Total                                          -             18,768
                                                   ======             ======

                                                                           Chief Entity     Consolidated
                                                            1994            1993                1994
                                                             $                $                   $

20   RELATED PARTY TRANSACTION

      i) Director related entities
         Payment to the legal firm of Wojtowicz Kelly
              relating to float cost                            48,994               -       48,994
         Other legal costs                                      12,650               -       12,650
         G L Kelly as a partner of Wojtowicz Kelly          ----------      ----------       ----------
                                                                61,644               -       61,644
                                                                ======          ======       ======

                          OGENIC TECHNOLOGIES PTY LTD

                               A.C.N. 008 792 783

                             STATEMENT BY DIRECTORS


The Directors have determined that the company is a reporting entity as defined in Statement of Accounting concepts 1: Definition of the Reporting Entity.

In accordance with a resolution of the Directors of Ogenic Technologies Limited, in the opinion of the Directors:

1    a) The accompanying Profit and Loss Account and Cash Flow Statement gives a true and fair view of the company's profit for the financial year; and

     b) The accompanying Balance Sheet gives a true and fair view of the company's state of affairs as at the end of the financial year.

2 At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.




For and on behalf of the Board.



Dated at South Guildford this 20th day of October 94






      ../s/...........................................
      Director





      ../s/...........................................
      Director

                           PKE (NON-REPORTING) LIMITED


                                A.C.N 008 792 783


                              FINANCIAL STATEMENTS

                         FOR THE YEAR ENDED 30 JUNE 1993

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                                DIRECTORS' REPORT


In respect of the financial year ended 30 June 1993 the Directors of PKE (Non Reporting) Limited submit the following report made out in accordance with a resolution of the Directors.

1.   Directors

     The following persons hold office as Directors at the date of this report:

                  P N Nicholls              (Chairman)
                  P A Kirkebjerg
                  C Papadopoulos
                  D K Nicholls              (Alternate for P Nicholls)

     M C McIntyre resigned on 22 October 1992. J M G Hansen resigned on 15 October 1992. C Papadopoulos was appointed on 22 October 1992.

2.   Principal Activities

     The  principal   activities  of  the  company  during  the  year  were  the manufacture of electronic broadcasting equipment and precision sheet metal products.

3.   Trading Results

     The operating profit for the year after allowing for an income tax expense of $61653 (benefit of $46337 - 1992) was $245415 ($283589 - 1992).

4.   Dividends

     No dividend has been paid or declared since the previous year's report and the Directors do not recommend the declaration of a dividend.

5.   Review of Operations

     PKE continues to increase penetration of the offshore broadcast market. This trend is expected to continue and support strong growth in the coming year.

     A major product upgrade program has now been concluded placing PKE product at the forefront of broadcast technology.

     PKE has also enjoyed early sales of the newly developed ranges of products for the general communications and court reporting industries.

     Strong growth with a continued increase in profitability is forecast for the coming year.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                            DIRECTORS' REPORT (cont)



6.   Likely Developments

     A number of likely expansive developments are anticipated during the current financial year and beyond. However, the Directors believe that disclosure of these likely developments may prejudice the interests of the company.

7.   Directors Benefits

     Since the end of the previous financial year, no Director of the company has received or became entitled to receive any benefit, other than a benefit included in the aggregate amount of emoluments received or due and receivable by the Directors shown in the accounts, or fixed salary of a full time employee of the company or a related corporation by reason of a contract made by the company or of a related corporation with the Director or with a firm of which the Director is a member or with a company in which the Director has a substantial financial interest.

8.   Information on Directors

     P N Nicholls

     *    Qualifications: B. Sc. (Comms Eng)

     *    Experience

          With PKE (Non Reporting) limited Managing Director for 10 years

          Previous appointment - Engineering Manager for 3 years with Radio Broadcasting Station STW9.

     *    Special responsibilities: Managing Director

     *    Shares held in company: One

          P N Nicholls has an indirect interest in 5840734 ordinary shares of the company. The particulars of Directors' interests in shares are as at the date of this Director's Report.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                            DIRECTORS' REPORT (cont)


     P A Kirkebjerg

     * Experience - with PKE (Non-Reporting) Limited. Executive Director for 17 years.

     *    Special responsibilities: Director of Engineering

     *    Shares held in the Company: 2095931 ordinary shares.


     C Papadopoulos

     *    Qualifications: B. Bus., A.C.A..

     * Experience: Public Accountant for 9 years. Financial Controller Channel Nine Perth for 3 years. Company Secretary of Marketforce Limited for 1 years and with PKE (Non-Reporting) Limited for 2 years.

     *    Special responsibilities: Financial Controller and Company Secretary.

     *    Shares held in the company: Nil


     D K Nicholls

     *    Experience - Alternate Director for 4 years.

     *    Special responsibilities: Alternate Director for P N Nicholls.


Signed at South Guildford this day of December 1993 in accordance with a resolution of the Directors.





/s/                                               /s/
P N NICHOLLS - Director                           P A KIRKEBJERG - Director

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                             PROFIT AND LOSS ACCOUNT
                         FOR THE YEAR ENDED 30 JUNE 1993


                                                   NOTES                  1993                   1992
                                                                            $                     $

Operating Revenue                                      2               3628835                3360955
                                                                       =======                =======

Operating profit/(loss)
before abnormal items                                                   307068               (426529)

Abnormal items before income tax                       3                     -                 663781
                                                                      --------               --------

Operating profit before income tax                     4                307068                 237252

Income tax expense/(benefit)
attributable to operating profit                       5                 61653                (46337)
                                                                      --------               --------

Operating profit after income tax                                       245415                 283589

Retained Profits at the beginning
of the financial year                                                   663398                 379809
                                                                      --------               --------

Retained Profits at the end of the
financial year                                                          908813                 663398
                                                                       =======                =======














The accompanying Notes form an integral part of these accounts.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                        BALANCE SHEET AS AT 30 JUNE 1993


                                                   NOTES                  1993                   1992
                                                                            $                     $

CURRENT ASSETS

Cash                                                                      2270                   3412
Receivables                                            6               1271025                 654177
Inventories                                            7                509983                 472853
Other                                                 10                 11495                  11650
                                                                      --------               --------

TOTAL CURRENT ASSETS                                                   1794773                1142092
                                                                      --------               --------

NON-CURRENT ASSETS

Receivables                                            6                494476                 425867
Investments                                            8               4290435                4290435
Property, plant & equipment                            9               1010026                 246953
Other                                                 10                309376                 371029
                                                                      --------               --------

TOTAL NON-CURRENT ASSETS                                               6104313                5334284
                                                                      --------               --------

TOTAL ASSETS                                                           7899086                6476376
                                                                      --------               --------

CURRENT LIABILITIES

Creditors & borrowings                                11               1314694                 787889
Provisions                                            12                128920                 151769
Other                                                 13                 83315                 132953
                                                                      --------               --------

TOTAL CURRENT LIABILITIES                                              1526929                1072611
                                                                      --------               --------


                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                     BALANCE SHEET AS AT 30 JUNE 1993 (cont)


                                                   NOTES                  1993                   1992
                                                                            $                     $

NON-CURRENT LIABILITIES

Creditors & borrowings                                11               1081852                 428875
                                                                      --------               --------

TOTAL NON-CURRENT LIABILITIES                                          1081852                 428875
                                                                     ---------               --------

TOTAL LIABILITIES                                                      2608781                1501486
                                                                     ---------               --------

NET ASSETS                                                             5290305                4974890
                                                                      ========                =======

SHAREHOLDERS' EQUITY

Share capital                                         14               4191864                4191864
Reserves                                              15                189628                 119628
Retained Profits                                                        908813                 663398
                                                                      --------               --------

TOTAL SHAREHOLDERS' EQUITY                                             5290305                4974890
                                                                       =======                =======














The accompanying Notes form an integral part of these accounts.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     In order to assist in the understand of the figures presented in the accounts, the following summary explains the significant accounting policies that have been adopted in the preparation of accounts. Unless otherwise stated, such accounting policies are consistent with those used in the previous year.


a)   Basis of accounting

     This is not a general purpose report. These financial statements are a special purpose financial report prepared in order to satisfy the accounts preparation requirements of the Corporations Law. The directors have determined that the company is not a reporting entity as defined in Statement of Accounting Concepts 1: Definition of the Reporting Entity, and therefore this is no requirement to apply accounting concepts or standards in the preparation and presentation of these statements.

     The statements have been prepared in accordance with the requirements of the Corporations Law, including Schedule 5, and the following accounting standards.

         AASB 1001:  Accounting Policies - Disclosure
         AASB 1002:  Events Occurring After Balance Date
         AASB 1008:  Accounting for Leases
         AASB 1018:  Profit and Loss Accounts
         AASB 1019:  Measurement and Presentation of Inventories in the
                     Context of the Historical Cost System
         AASB 1020:  Accounting for Income Tax (Tax Effect Accounting)
         AASB 1021:  Depreciation of Non-Current Assets
         AASB 1025:  Application of the Reporting Entity Concept and
                     Other Amendments

     No other statements of accounting concepts or accounting standards have been applied.

     The statements are prepared on an accrual basis from the records of the company. They are based on historic costs and do not take into account changing money values or, except where specifically stated, current values of non-current assets.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont)


b)   Income Tax

     Tax effect accounting procedures are followed whereby the income tax expense in the profit and loss account is matched with the accounting profit and loss (after allowing for permanent differences). Income tax on net cumulative timing differences is set aside to the deferred income tax and future tax benefit accounts at current rates.

c)   Employee Benefits

     The amounts expected to be paid to employees for their pro-rata entitlements to long service, annual and sick leave are accrued annually at current pay rates having regard to the experience of employees and period of service.

d)   Depreciation and Amortisation

     Depreciation, calculated on the diminishing value and straight line methods, is brought to account over the estimated remaining economic lives of all fixed assets. Profits and losses on disposal of fixed assets are brought to account in the determination of the operating results for the year.

e)   Inventories

     With the exception of contracts in progress (Note 1(i), all inventories are valued at the lower of cost and net realisable value. Cost includes direct materials, direct labour and an appropriate proportion of variable and fixed factory overhead expenditure, the latter being allocated on the basis of normal operating capacity. Costs are assigned to individual items of stock mainly on the basis of weighted average costs.

f)   Leased Assets

     A distinction is made between finance leases, which effectively transfer from the lessor to the lessee substantially all the risks and benefits incidental to ownership of the leased property, and operating leases, under which the lessor effectively retains all such risks and benefits.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont)

f)   Leased Assets (cont)

     Where non-current assets are acqired by means of finance leases, the present value on minimum lease payments is recognised as a non-current asset at the beginning of the lease term and amortised liability is also established and each lease payment is allocated between such liability and interest expense. Operating lease payments are charged to the profit and loss account in the periods in which they are incurred.

g)   Investments

     The company's interest in other companies and other entities including subsidiaries, are shown at cost and Directors valuation. Dividend income is recognised when received.

     The carrying value of investments is annually reviewed by the Directors. If considered appropriate, a provision for the diminution in the value of investments is created.

h)   Expenditure Carried Forward

     Research and development costs are charged as an expense as incurred.

i)   Construction Contracts

     With respect to construction contracts (all of which are on a fixed price basis), profit to be recognised is determined in proportion to the progress of each contract when the following conditions are satisfied:

     -    total contract revenues to be received can be reliably estimated;

     -    the costs to complete the contract can be reliably estimated;

     - the stage of contract complete can be reliably determined and is at least 30% of the total contract; and

     - the costs attributable to the contract to date can be clearly identified and can be compared with prior estimates.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont)

j)   Foreign Currency

     Foreign currency transactions are translated into Australian currency at the rate of exchange at the date of the transaction. At balance date amounts payable to and by the company in foreign currencies have been translated to Australian currency at rates of exchange current at balance date. Exchange difference relating to short term monetary items and long term monetary items of an indeterminate life are brought to account in the profit and loss account when they arise.

k)   Operating Revenue

     Sales revenue represents revenue earned from the sale of the group's products, net of returns, trade allowances and duties and taxes paid. Other revenue includes interest income, proceeds from disposal of non-current assets and insurance recoveries.

     l)   Receivables

          A provision is raised for any doubtful debts based on a review of all outstanding amounts at year end. Bad debts are written off during the period in which they are identified.

m)   Comparative Figures

     Where necessary, comparative figures have been adjusted to confirm with changes in presentation in the current year.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993



2.   OPERATING REVENUE

                                          1993          1992
                                            $             $

     Sales Revenue                       3289975       3024438
                                       ---------     ---------

     Other Revenue
     Insurance Recovery                     5806         15518
     Interest Received                     59609         84552
     Proceeds on disposal of
     non-current assets                    24536         79140
     Distribution received from
        PKE Technology Trust                   -             -
     Customs Bounty                       217851        121823
     Recovery of export market
        development expenses                   -         35484
     Other                                 31058             -
                                       ---------     ---------

                                          338860        336517
                                       ---------     ---------

                                         3628835       3360955
                                        ========      ========


3.   ABNORMAL ITEMS

     Income:
      a) Licence fee on sale of
          technology                           -       *400000

      b) Debt forgiven by company
          Director and related
          corporation                          -      **263781
                                       ---------     ---------

                                               -        663781
                                        ========      ========

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993


3.   ABNORMAL ITEMS (cont)


     * In the prior year, an employee of the company invented a specific patented product. On 29 June 1992 all rights, title and interest in the invention were assigned by the employee to the company. The related party wished to manufacture and market the product and in consideration for this agreed to pay the company a licence fee of $400000 for the exclusive licence to manufacture, distribute and market the product throughout the world. The company then entered into an agreement to manufacture the product for a commercial consideration.

     ** In the prior year, on 29 June 1992, in consideration of the goodwill, rights to overseas contracts and business name Project Management Services two loans of $200000 and $63781 due by the company to a Director and his private company respectively were forgiven. Project Management Services was an insignificant division of the company. As part of this transaction two shareholders of the company received an interest in the Directors private company.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                         1993              1992
                                                           $                 $

4.   OPERATING PROFIT/(LOSS)

     (i) Operating profit/(loss) before
          income tax has been determined after:

           Charging as expense:
           Amortisation of furniture & fittings               2670          5585
           Auditors remuneration Amounts received, or due and receivable, by the auditors for:
             Auditing the accounts                            6500         10057
             Other services                                    850          1500
           Provision for employee entitlements             (22849)         10083
           Depreciation:
             Plant & equipment                               12411         18228
             Furniture & fittings                            44671         48374
             Motor vehicles                                  25710         26696
           Interest attributable to:
             related corporations                                -          2272
             other persons                                  113512        123507
           Finance charges relating to finance
              lease                                           2063          1493
           Research & development expenses                  322652        311568
           Bad Debts                                             -         87027

           Crediting:
           Interest attributable to:
             related corporations                            49644         72983
             other persons                                    9965         11569
           Profit on disposal of non-current
             assets                                          11894         63990
           Recovery of export development
             expenditure                                         -         35484

     (ii) Directors remuneration

           Income received or due and
           receivable from the company                      243664        208570
                                                           =======       =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                            1993        1992
                                                              $           $

4.   OPERATING PROFIT/(LOSS) (cont)

     (ii) Directors remuneration (cont)

          The number of holding company Directors
          and former company Directors included in
          these figures are shown below in their           1993          1992
          relevant income bands:                         Number        Number
            $ 0        to $ 9,999                             -             1
            $ 20,000   to $29,999                             1             -
            $ 30,000   to $39,999                             -             1
            $ 60,000   to $69,999                             1             -
            $70,000    to $79,999                             1             1
            $80,000    to $89,999                             1             1
                                                        =======       =======

5.   INCOME TAX

                                                           1993          1992
      The amount of income tax attributable to              $              $
      the financial year differs from the amount prima facie payable on the operating profit.
      The differences are reconciled as follows:

      Operating profit before tax                        307068          237252
                                                        =======         =======

      Prima facie income tax at 39%                      119757           92528
      Tax effect of permanent differences:
        Scientific research and development
        incentive                                       (129615)        (152320)
        Other non-deductible expenditure                  15260           13455
        Abnormal item - adjustment to future
        income tax benefit after change in
        company tax rate to 33%                           56251               -
                                                       --------        --------
      Income tax expense/(benefit)
      attributable to operating profit                    61653          (46337)
                                                        =======         =======
      Comprising:

      Future income tax benefit                           61653          (46337)
                                                        =======         =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                     1993             1992
                                                      $                 $

6.   RECEIVABLES

     Current
     Trade Debtors                                 1200292           141103
     Less provision for doubtful debts               13300            13300
                                                  --------          --------

                                                   1186992           127803
     Other debtors                                   84033           526374
                                                  --------         --------

                                                   1271025           654177
                                                   =======          =======
     Non-current
     Loans to subsidiary companies                   10750            10750
     Loans to other related corporations            483726           415117
                                                  --------         --------

7.   INVENTORIES                                    494476           425867
                                                   =======          =======

     Current (at cost)
     Raw materials                                  258872           234074
     Work in progress                               158309            96634
     Finished  goods                                 92802           142145
                                                  --------         --------

                                                    509983           472853
                                                    =======         =======

8.   INVESTMENTS

     Non-current
     Unlisted securities
     Shares in subsidiary companies
     - at cost (Note a)                                100              100
     Shares in associated company
     - at cost (Note b)                             190335           190335
     Other related entity - at 1993 directors
     valuation                                     4100000          4100000
                                                  --------         --------

                                                   4290435          4290435
                                                   =======          =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993


     The other related entity is PKE Technology Trust. The Trust is the owner of the technology employed in the business. The investment was re-valued in 1993 based on the revenue earning potential of the technology by the directors.

a)   Subsidiary Companies

     The shares in subsidiary companies are as follows:

                             Book Value      % of Shares     Result for
                            of Investment     Held            the year
                             1993  1992    1993    1992     1993    1992
                              $     $       $       $        $       $
     PKE Licencing Pty Ltd
               - Australia   100   100     100    100        -       -
         Gainsterm Sdn Bhd
                - Malaysia     -     -     100    100        -       -
                           ----   ----     ----       ----     ----    ----
                            100    100
                           ====   ====

     Both companies have been dormant throughout the year.

     As the entity is not a reporting entity (refer Policy Note 1a), no consolidated accounts have been prepared in accordance with AASB1024 "Consolidated Accounts" paragraph 6(iv).

b)   Associated Companies

                                Book Value      % of Shares        Results for
                               of Investment       Held              the year
                              1993     1992    1993      1992      1993    1992
                               $      $         $         $         $       $

       Safe Sharps Pty Ltd  190335    190335   21.3      21.3   (11842)  (55074)
       - Australia           _____    _____   ____      ____    _____    _____


     The investment was acquired on 11 May 1992 when 13410 fully paid ordinary shares in Safe Sharps Pty Ltd was accepted by the company in full satisfaction of an amount due of $190334.80. Safe Sharps Pty Ltd was not audited at 30 June 1993. Unaudited results of the year to 30 June 1993 are an operating loss of $11842 and net assets of $119983.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                             1993                   1992
                                               $                     $

9.   PROPERTY, PLANT & EQUIPMENT

     Land
     At cost                                500000                      -
     At directors valuation (1993) *         70000                      -
                                          --------               --------

                                            570000                      -
                                          --------               --------
     Building
     At cost                                176339                      -
     Leasehold improvements
     At cost                                 59861                      -
                                          --------               --------

                                            236200                      -
                                          --------               --------

     Plant & Equipment - at cost            196961                 190889
     Less accumulated depreciation          162092                 149681
                                          --------               --------

                                             34869                  41208
                                          --------               --------

     Furniture & equipment - at cost        368324                 368324
     Less accumulated depreciation          282915                 238244
                                          --------               --------

                                             85409                 130080
                                          --------               --------

     * The directors re-valued the land based on the assessment of current market values of the land. This valuation was based on an independent valuation performed by Mr. B.H.A. Markham A.V.L.E. Licenced Valuer.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                              1993              1992
                                                $                $

9.   PROPERTY, PLANT & EQUIPMENT (cont)

     Motor vehicles - at cost                173597            174200
     Less accumulated depreciation            95281            106438
                                            --------         --------

                                              78316             67762
                                           --------          --------

                                            1004794            239050
                                           --------          --------

     Furniture & fittings - under lease       28191             28191
     Less accumulated amortisation            22959             20288
                                           --------          --------

                                               5232              7903
                                           --------         --------

     Total Property, Plant & Equipment      1010026           246953
                                            =======          =======

10.  OTHER ASSETS

     Current
     Prepayments                              11495            11650
                                            =======          =======
     Non-current
     Future income tax benefits relating to:
     timing differences                       40186            56422
     prior year losses                       269190           314607
                                           --------         --------

                                             309376           371029
                                            =======          =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                 1993                   1992
                                                   $                     $

11.  CREDITORS AND BORROWINGS

           Current
           (Unsecured)
           Trade creditors                     266769                 244591
           Other accrued liabilities           317785                 121354
                                            ---------               --------

                                               584554                 365945
                                            ---------               --------
           (Secured)
           Bank overdraft                      178079                 335979
           Bank loans *                        482195                      -
           Hire purchase creditors **           67557                  82525
           Lease creditors (Note 16) **          2309                   3440
                                             --------               --------

                                               730140                 421944
                                             --------               --------

                                              1314694                 787889
           Non-current                        =======                =======
           (Unsecured)
           Other loans                          15000                  15000
           Loan from company directors ***     323630                 371708
                                             --------               --------

                                               338630                 386708
                                             --------               --------

(Secured)
Bank loans and commercial bills *              694525                      -
Hire purchase creditors **                      46152                  37881
Lease creditors (Note 16) **                     2545                   4286
                                             --------               --------

                                               743222                  42167
                                             --------               --------

                                              1081852                 428875
                                              =======                =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993


     CREDITORS AND BORROWINGS (cont)


     * The bank has a registered mortgage debenture over the assets of the company as security for:

              (a) Overdraft facility
              (b) Loan facility - to purchase land and building (c) Commercial Bills - to purchase land and building (d) Performance bond of $53000

          The directors have also given personal guarantees to the bank in respect of the above financing facilities. The company has entered into an agreement in respect of an overseas contract with the Export Finance & Insurance Corporation (EFIC) whereby guarantees have been issued to the value of $430000 to counter guarantee the guarantees provided by EFIC to the company's bankers.

     ** Lease liabilities are secured over leased assets and hire purchase creditors are secured over hire purchase assets.

     *** A loan from a related party of the company is secured by a second mortgage debenture over the assets of the company. Funds have been lent by company directors at current commercial rates.

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                       1993       1992
                                                        $         $

12.  PROVISIONS

     Employee entitlements                           128920     151769

13.  OTHER LIABILITIES

     Current
     Advances on account of construction
      work in progress                                83315     132953
                                                    =======    =======

14.  SHARE CAPITAL

     Authorised share capital
     90000000 ordinary shares of 50c each          45000000   45000000
     10000000 non cumulative, non voting,
     convertible, redeemable preference shares
     of 50c each                                    5000000    5000000
                                                   --------   --------

                                                   50000000   50000000
                                                    =======    =======
     Issued share capital
     8383727 ordinary shares of 50c
       each fully paid                              4191864    4191864
                                                    =======    =======

15.  RESERVES

     Capital reserve arising on the early
     redemption of a loan                            119628     119628
     Asset revaluation reserve                        70000          -
                                                   --------   --------

                                                     189628     119628
     Movements during the year                      =======    =======

     Asset revaluation
        revaluation increment on land                 70000          -
                                                    =======    =======

                           PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783

                    NOTES TO AND FORMING PART OF THE ACCOUNTS
                         FOR THE YEAR ENDED 30 JUNE 1993

                                                      1993              1992
                                                       $                 $

16.  FINANCE LEASE COMMITMENTS

     Finance lease commitments contracted for at balance sheet date but not provided for in the accounts are as follows:

     a)  not later than 1 year                        4934              4934
     b)  later than one year and not later
          than 2 years                                4934              4934
     c)  later then 2 years and not later
          than 5 years                                 503              5437
                                                  --------          --------

                                                     10371             15305
                                                  --------          --------

     Less unexpired finance charges                   5517              7579
                                                  --------          --------

                                                      4854              7726
                                                   =======           =======

     Represented by:
     Current liability                                2309              3440
     Non-current liability                            2545              4286
                                                  --------          --------

                                                      4854              7726
                                                   =======           =======

17.  CONTINGENT LIABILITIES

     A dispute has arisen between a supplier and the company concerning non payment of an account of $39,954.55. A counter claim by the company has been lodged against the supplier for the supply of a non merchantilable product for damages amounting to $65,780. The claim will be strongly pursued.

     The company has guaranteed to indemnify a bank facility of $150000 on behalf of an associate company. The associate company has cross indemnified PKE Limited.

                          PKE (NON-REPORTING) LIMITED

                                A.C.N 008 792 783
                             STATEMENT BY DIRECTORS


The directors have determined that the company is not a reporting entity as defined in Statement of Account Concepts 1: Definition of the Reporting Entity, and therefore there is no requirement to apply accounting concepts or standards in the preparation of these financial statements. The directors have determined that this special purpose financial report should be prepared in accordance with those accounting standards and the basis of accounting outlined in Note 1 to the accounts.

In accordance with a resolution of the Directors of PKE (Non-Reporting) Limited, in the opinion of the Directors:

1. a) The accompanying Profit and Loss Account gives a true and fair view of the company's profit for the financial year; and

     b) The accompanying Balance Sheet gives a true and fair view of the company's state of affairs as at the end of the financial year.

2. At the date of this statement, there are reasonable ground to believe that the company will be able to pay its debts and when they fall due.

For and on behalf of the Board

Dated at South Guildford this        day of December 1993.




/s/
P N NICHOLLS - Director




/s/
P A KIRKEBJERG - Director

Byfield Beavis & Co.                              CPA
CERTEIFIED PRACTISING ACCOUNTANTS                 Australian Society of CPAs
5 Charles Street, South Perth, W.A. 6151
Telephone: (09) 474 1444
Fax No. 474 1267

Partners
S.P. Bowen  CPA
TC Davey  CPA
EB Verge  CPA
MJ Murphy  CPA
ST Northey  CPA




                          INDEPENDENT AUDITOR'S REPORT
                                TO THE MEMBERS OF
                           PKE (NON-REPORTING) LIMITED
                               A.C.N. 008 792 783


Scope

We have audited the financial statements, being a special purpose financial report, of PKE (Non- Reporting) Limited for the year ended 30 June 1993, as set out on pages 5 to 24. The company's directors are responsible for the preparation and presentation of the financial statements and the information contained therein, and have determined that the basis of accounting used and described in Note 1 to the financial statements is appropriate to meet the requirements of the Corporations Law and the needs of the members. We have conducted an independent audit of the financial statements in order to express an opinion to the members of PKE (Non-Reporting) Limited on their preparation and presentation. No opinion is expressed as to whether the basis of accounting used, and described in Note 1, is appropriate to the needs of the members.

The financial statements have been prepared for distribution to members for the purpose of fulfilling the requirements of the Corporations Law. We disclaim an assumption of responsibility for any reliance on this report or on the financial statements prepared as a special purpose financial report to which it relates to any person other than the members, or for any purpose other than that for which it was prepared.

Our audit has been conducted in accordance with Australian Auditing Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with the accrual basis of accounting as defined in AASB 1001: Accounting Policies - Disclosure, applying accounting standards (if any) deemed necessary by the directors in the circumstances, the disclosure requirements of Schedule 5 and the provisions of Miscellaneous Professional Statements APS 1: Conformity with Statements of Accounting Concepts and
Accounting Standards relevant to a special purpose financial report, as described in Note 1 to the financial statements.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion, the financial statements of PKE (Non-Reporting) Limited are properly drawn up:

(a) so as to give a true and fair view, in accordance with the basis of accounting described in Note 1 to the financial statements, of the matters required by Division 4, 4A, and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;

(b)  in accordance with the provisions of the Corporations Law; and

(c) in accordance with applicable Accounting Standards. As the company has applied AASB 1025; Application of the Reporting Entity Concept and Other Amendments, other accounting standards and accounting concepts have only been applied to the extent described in Note 1 to the financial statements.


 /s/ Byfield Beavis & Co


 /s/ T C Davey
T C Davey
Partner

Date: 2 December 1993



26